Exhibit 10.3

RECORDING REQUESTED BY AND

WHEN RECORDED, RETURN TO:

Latham & Watkins LLP

885 Third Avenue Suite 1000

New York, New York 10022

Attn: Betsy J. Mukamal, Esq.

THIRD AMENDED AND RESTATED MULTIPLE INDEBTEDNESS MORTGAGE,

ASSIGNMENT OF RENTS AND LEASES

AND SECURITY AGREEMENT

Dated as of November 9, 2006

by

SABINE PASS LNG, L.P.

a Delaware limited partnership,

Mortgagor

to and for the benefit of

THE BANK OF NEW YORK

Collateral Trustee as Mortgagee

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ARTICLE 4 - GENERAL		21

4.1	DISCHARGE	21
4.2	NO WAIVER	21
4.3	EXTENSION, REARRANGEMENT OR RENEWAL OF OBLIGATIONS	21
4.4	FORCIBLE DETAINER	21
4.5	WAIVER OF STAY OR EXTENSION	22
4.6	NOTICES	22
4.7	SEVERABILITY	22
4.8	APPLICATION OF PAYMENTS	22
4.9	GOVERNING LAW	22
4.10	ENTIRE AGREEMENT	22
4.11	AMENDMENTS	23
4.12	SUCCESSORS AND ASSIGNS	23
4.13	RENEWAL, ETC	23
4.14	FUTURE ADVANCES	23
4.15	SEVERABILITY AND COMPLIANCE WITH USURY LAW	23
4.16	RELEASE OF COLLATERAL	24
4.17	COLLATERAL TRUST AGREEMENT CONTROLS	24
4.18	TIME OF THE ESSENCE	24
4.19	COUNTERPART EXECUTION	24

ARTICLE 5 – SUBJECT LEASE		25

5.1	MORTGAGOR REPRESENTS, WARRANTS AND AGREES AS FOLLOWS:	25
5.2	TREATMENT OF SUBJECT LEASE IN BANKRUPTCY	26
5.3	REJECTION OF LEASE BY LESSOR	26
5.4	ASSIGNMENT OF CLAIMS TO MORTGAGEE	27
5.5	OFFSET BY MORTGAGOR	27
5.6	MORTGAGOR’S ACQUISITION OF INTEREST IN LEASED PARCEL	27
5.7	NEW LEASE ISSUED TO MORTGAGEE	27

ARTICLE 6 – STATE SPECIFIC PROVISIONS		28

6.1	LOUISIANA REMEDIES.	28
6.2	DECLARATION OF FACT	29
6.3	TAXPAYER IDENTIFICATION NUMBER	29
6.4	CUMULATIVE REMEDIES	29
6.5	LOUISIANA TERMS	29
6.6	NOVATION	30
6.7	WAIVERS OF CERTIFICATES	30
6.8	SUBORDINATION.	30

ii

THIRD AMENDED AND RESTATED MULTIPLE INDEBTEDNESS MORTGAGE,

ASSIGNMENT OF RENTS AND LEASES

AND SECURITY AGREEMENT

BE IT KNOWN, that on the 9th day of November, 2006, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and County set forth below, and in the presence of the undersigned competent witnesses:

PERSONALLY CAME AND APPEARED:

Sabine Pass LNG, L.P. (the “Mortgagor”) (TIN 20-0466069) a Delaware limited partnership, domiciled at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, organized pursuant to a Certificate of Limited Partnership dated October 20, 2003, filed in the office of the Secretary of State, State of Delaware on October 20, 2003 which filed partnership documents and registered to do business in Louisiana on December 16, 2003; whose chief executive office is declared to be at 717 Texas Avenue, Suite 3000, Houston, Texas 77002;

who declared as follows:

Mortgagor does hereby enter into this Third Amended and Restated Multiple Indebtedness Mortgage, Assignment of Leases and Rents and Security Agreement (as modified, supplemented, amended, consolidated or extended from time to time, this “Mortgage”) effective as of November 9th, 2006, in favor of THE BANK OF NEW YORK as Collateral Trustee for the benefit of, the Secured Parties, (together with its successors and assigns, in such capacities, the “Collateral Trustee” and “Mortgagee”). Capitalized terms used in this Mortgage and not otherwise defined herein shall have the meanings ascribed to them in the Collateral Trust Agreement.

Recitals

A.	Mortgagor (a) on the date hereof, will issue senior secured notes due November 30, 2013 and senior secured notes due November 30, 2016 (together, the “Initial Notes”) under an indenture, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), between Mortgagor and The Bank of New York as trustee (together with its successors and assigns, in such capacity, the “Trustee”), and (b) in the future may issue additional senior secured notes (together with the Initial Notes, the “Notes”) under the Indenture and/or may otherwise incur additional secured indebtedness ranking pari passu with the Notes (such other secured indebtedness together with the Notes, the “Parity Secured Debt”).

B.	Mortgagor may, from time to time, incur additional future Parity Secured Debt that will be secured Equally and Ratably with the Notes by Liens on all present and future Collateral.

C.	Mortgagor and the other Pledgors have entered into a collateral trust arrangement pursuant to the Collateral Trust Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”) among the Company, the Pledgors, the Trustee, the other Secured Debt Representatives party thereto from time to time and the Collateral Trustee.

D.	Pursuant to the Crest Settlement Documents (as defined herein), the Mortgagor is prohibited from creating or allowing to be created any lien, security interest or other encumbrance on any of Mortgagor’s assets that is senior to or pari passu with the obligations of the Mortgagor under the Crest Settlement Documents; therefore, the Mortgagor hereby grants in favor of the Mortgagee for the benefit of Crest, a secured lien and security interest with respect to the Mortgaged Property which such lien shall be senior to the liens and security interests of the holders of the Parity Lien Obligations.

E.	Mortgagor, Société Générale, as agent, and HSBC Bank USA, National Association, as collateral agent thereunder (in such capacity, the “Prior Collateral Agent”), were parties to a security agreement, dated as of February 25, 2005 (as amended, restated, supplemented and otherwise modified from time to time, the “Prior Security Agreement”) pursuant to which Mortgagor granted a secured interest in all of its assets to the Prior Collateral Agent. Pursuant to an instrument dated as of the date hereof, the Prior Collateral Agent has assigned all of its rights under the Prior Security Agreement to the Collateral Trustee.

F.	Mortgagor, Société Générale, as agent, and HSBC Bank USA, National Association, as collateral agent thereunder were parties to Multiple Indebtedness Mortgage, Assignment of Leases and Rents and Security Agreement dated as of February 25, 2005 (the “Original Mortgage”), as amended by that certain First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents and Security Agreement dated as of January 19, 2006 (the “First Amendment”) and by that certain Second Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents and Security Agreement (the “Second Amendment” and together with the Original Mortgage and the First Amendment, the “Assigned Mortgage”) pursuant to which Mortgagor granted a secured interest in the Property to the Prior Collateral Agent.

G.	Pursuant to an instrument dated as of the date hereof, the Prior Collateral Agent has assigned all of its rights under the Assigned Mortgage to the Collateral Trustee. The Assigned Mortgage is hereunder declared amended and restated as the Agreement.

H.	It is a requirement under the Indenture and a condition precedent to the issuance of the Notes that the Mortgagor shall have executed and delivered this Agreement.

I.	As set forth more fully below, Mortgagor intends to secure its payment and performance of the Secured Obligations by and with the Mortgaged Property (as defined below) owned by Mortgagor and other Real Property, the ownership and other real right in which of Mortgagor may not be evidenced in the official records of the parish in which the Real Property is situated as of the date of this act. This Mortgage is being granted to establish a mortgage affecting the Real Property owned by Mortgagor as of the date of this act and, pursuant to Louisiana Civil Code Article 3292, to establish a mortgage affecting the other Real Property if and when the ownership of, or other real right in, the other Real Property is subsequently acquired by or otherwise evidenced in Mortgagor.

Agreement

NOW, THEREFORE, to secure the prompt and complete payment and performance, when and as required, due and/or payable, of all of the Secured Obligations, by acceleration or otherwise, or arising out of or in connection therewith, and in consideration of the covenants herein contained and in the Collateral Trust Agreement and intending to be legally bound, does hereby specially mortgage, affect, hypothecate, and grant a continuing security interest, assign and pledge unto Mortgagee, for the benefit of the Secured Parties as set forth in the Collateral Trust Agreement, all of Mortgagor’s estate, right, title, interest, property, claim and demand, now or hereafter arising, in and to the following property and rights (herein collectively called the “Mortgaged Property”):

(a) the lands and premises more particularly described in Exhibit A hereto (which such lands and premises shall include all property interests in those certain leases described on Exhibit A, as the same may be amended, restated, renewed or extended in the future in compliance with this Mortgage, including any options to purchase, extend or renew provided for in such leases (collectively, the “Subject Lease”) and any estoppel, nondisturbance, attornment and recognition agreement benefiting Mortgagor with respect to the Subject Lease, together with all credits, deposits, privileges, rights, estates, title and interest of Mortgagor as tenant under the Subject Lease (including all rights of Mortgagor to treat the Subject Lease as terminated under Section 365(h) (a “365(h) Election”) of the Bankruptcy Code, or any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors (a “Bankruptcy Law”), or any comparable right provided under any other Bankruptcy Law, together with all rights, remedies and privileges related thereto), and all books and records that contain records or other evidence of payments of rent or security made under the Subject Lease and all of Mortgagor’s claims and rights to the payment of damages that may arise from a lessor’s failure to perform under the Subject Lease, or rejection of the Subject Lease under any Bankruptcy Law (a “Lease Damage Claim”), Mortgagee having the right, at any time and from time to time, to notify such lessor of the rights of Mortgagee hereunder), (all such lands and premises collectively, the “Site”);

(b) any and all servitudes, easements, leases, licenses, option rights, rights-of-way and other rights used in connection with the Site or as a means of ingress and egress thereto and therefrom, all servitudes or easements for ingress and egress and easements for water, natural gas and sewage pipelines, running in favor of Mortgagor, or appurtenant to the Site, and any and all sidewalks, alleys, strips and gores of land adjacent thereto or used in connection therewith together with all and singular the appurtenances thereto, and with any land lying within the right-of-way of any streets, open or proposed, adjoining the same (collectively, the “Easements”; and the Site and the Easements collectively referred to herein as the “Real Property”);

(c) all buildings, structures, fixtures and other improvements now or hereafter constructed, placed or erected on the Real Property (collectively, the “Improvements”);

(d) all machinery, apparatus, equipment, fittings, fixtures, generators, boilers, turbines and other articles of personal property, including all goods and all goods which become fixtures, now owned or hereafter acquired by Mortgagor and now or hereafter located on, attached to or used in the operation of or in connection with the Real Property and/or the Improvements, and all replacements thereof, additions thereto and substitutions therefor, to the fullest extent permitted by applicable law (all of the foregoing being hereinafter collectively called the “Equipment”);

(e) all raw materials, work in process and other materials used or consumed in the construction of, or now or hereafter located on or used in connection with, the Real Property, the Improvements and/or the Equipment, (including, without limitation, fuel and fuel deposits, now or hereafter located on the Real Property or elsewhere or otherwise owned by Mortgagor) (the above items, together with the Equipment, being hereinafter collectively called the “Tangible Collateral”);

(f) all rights, powers, privileges and other benefits of Mortgagor (to the extent assignable) now or hereafter obtained by Mortgagor from any Governmental Authority (as such term is defined in the Indenture), including, without limitation, all licenses, certificates, permits and other similar instruments and documents, issued in the name of Mortgagor, governmental actions relating to the ownership, operation, management and use of the Real Property, Improvements, Equipment or Tangible Collateral, and any improvements, modifications or additions thereto;

(g) all the lands and interests in lands hereafter acquired by Mortgagor in connection with or appurtenant to the Site, and all income, rents, rent equivalents, issues, profits, revenues (including all oil and gas or other mineral royalties and bonuses), deposits and other benefits from the Site and the Improvements (including all receivables and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Mortgagor or any operator or manager of the Mortgaged Property or the commercial space located in the Improvements or acquired from others) (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases (as defined herein) and the right to receive and apply the Rents and/or any other property or rights subject to the lien hereof, including (without limitation) all interests of Mortgagor, whether as lessor or lessee, in any leases of land hereafter made and all rights of Mortgagor thereunder;

(h) any and all other property in any way associated or used in connection with or appurtenant to the Real Property, Improvements, Equipment or Tangible Collateral that may from time to time, by delivery or by writing of any kind, be subjected to the lien hereof by Mortgagor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Mortgagee pursuant to this Mortgage, being hereby collaterally assigned to Mortgagee and subjected or added to the lien or estate created by this

Mortgage forthwith upon the acquisition thereof by Mortgagor, as fully as if such property were now owned by Mortgagor and were specifically described in this Mortgage and subjected to the lien and security interest hereof; and Mortgagee is hereby authorized to receive any and all such property as and for additional security hereunder;

(i) all the remainder or remainders, reversion or reversions, Rents, revenues, issues, profits, royalties, income, proceeds and other benefits derived from any of the foregoing, all of which are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the same, to give proper receipts and acquittances therefor and to apply the same in accordance with the provisions of this Mortgage;

(j) all Proceeds, as defined in the UCC (defined below), including all proceeds, products, offspring, Rents, profits or receipts, in whatever form, arising from the Mortgaged Property, including (i) cash, instruments and other property received, receivable or otherwise distributed in respect of or in exchange for any or all of the Mortgaged Property, (ii) the collection, sale, lease, sublease, concession, exchange, assignment, licensing or other disposition of, or realization upon, any item or portion of the Mortgaged Property (including all claims of Mortgagor against third parties for loss of, damage to, destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any the Mortgaged Property now existing or hereafter arising), (iii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Mortgagor from time to time with respect to any of the Mortgaged Property, (iv) any and all payments (in any form whatsoever) made or due and payable to Mortgagor from time to time in connection with the requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Mortgaged Property by any Governmental Authority (or any person acting under color of Governmental Authority) and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Mortgaged Property;

(k) all agreements to which Mortgagor is a party or which are assigned to Mortgagor in any management agreement or any other document and which are executed in connection with the construction, operation and management of the Improvements located on the Mortgaged Property (including agreements for the sale, lease or exchange of goods or other property and/or the performance of services by it, in each case whether now in existence or hereafter arising or acquired) as any such agreements have been or may be from time to time amended, supplemented or otherwise modified;

(l) all general intangibles, now owned or hereafter acquired by Mortgagor, including (i) all obligations or indebtedness owing to Mortgagor from whatever source arising, (ii) all unearned premiums accrued or to accrue under all insurance policies for the Mortgaged Property obtained by Mortgagor, all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims (including proceeds of insurance, condemnation awards, and all rights of Mortgagor to refunds of real estate taxes and assessments), (iii) all royalties and license fees, (iv) all rights or claims in respect of refunds for taxes paid, and (v) all judgments, awards of damages and settlements which may result from any damage to all or any portion of the Real Property or Improvements or any part thereof or to any rights appurtenant thereto, together with the right to receive proceeds attributable to the insurance loss of the Real Property or Improvements, as provided in La. R.S. 9:5386;

(m) all instruments, chattel paper or letters of credit, evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Mortgaged Property (including promissory notes, drafts, bills of exchange and trade acceptances) and chattel paper obtained by Mortgagor in connection with the Mortgaged Property (including all ledger sheets, computer records and printouts, databases, programs, books of account and files of Mortgagor relating thereto) and such notes or other obligations of indebtedness owing to Mortgagor from whatever source arising, in each case now owned or hereafter acquired by Mortgagor and relating to the Mortgaged Property;

(n) all inventory, whether now or hereafter existing or acquired, and which arises out of or is used in connection with, directly or indirectly, the ownership and operation of the Mortgaged Property, all documents representing the same and all Proceeds and products of the same, including all goods, merchandise, raw materials, work in process and other personal property, wherever located, now or hereafter owned or held by Mortgagor for manufacture, processing, the providing of services or sale, use or consumption in the operation of the Mortgaged Property (including fuel, supplies and similar items and all substances commingled therewith or added thereto) and rights and claims of Mortgagor against anyone who may store or acquire the same for the account of Mortgagor, or from whom Mortgagor may purchase the same; and

(o) all Permits used in connection with the ownership, operation, use or occupancy of the Mortgaged Property, but excluding any of the Permits which by their terms or by operation of law prohibit or do not allow assignment or which would become void solely by virtue of a security interest being granted therein.

The Rents and Leases are pledged on a parity with the Land and Improvements and not secondarily. This Mortgage has been executed by Mortgagor pursuant to Article 3298 of the Louisiana Civil Code for the purpose of securing Secured Obligations that may now be existing and/or that may arise in the future as provided herein, with the preferences and priorities provided under applicable Louisiana law. The assignment of Leases and the Rents therefrom is given to the fullest extent allowed by La. R.S. 9:4401 to secure Secured Obligations up to a maximum amount outstanding at any time and from time to time of $3,000,000,000.

ANYTHING TO THE CONTRARY CONTAINED HEREIN NOTWITHSTANDING, THE MAXIMUM AMOUNT OF INDEBTEDNESS SECURED OR THAT UNDER ANY CONTINGENCY MAY BE SECURED HEREBY AT ANY TIME AND FROM TIME TO TIME IS THREE BILLION AND NO/100 DOLLARS ($3,000,000,000).

The Mortgaged Property to remain so specially mortgaged, affected and hypothecated, unto and in favor of the Mortgagee and any future holder or holders of the Secured Obligations until the full and final payment of the Parity Lien Obligations thereof, Mortgagor being hereby obligated not to sell, alienate, deteriorate or otherwise encumber the Mortgaged Property to the prejudice of this act except as may be permitted under the Indenture and not to permit or suffer the same to be so sold, alienated, deteriorated or encumbered except as may be permitted under the Secured Debt Documents.

PROVIDED ALWAYS, that when and as set forth in the Collateral Trust Agreement and upon the observance and performance by Mortgagor of its covenants and agreements set forth herein and therein, then Mortgagee shall execute and deliver a release and cancellation of this Mortgage as provided herein below.

ARTICLE 1- DEFINITIONS

1.1 Defined Terms. Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect. In addition, for purposes of this Mortgage, the following definitions shall apply:

“Actionable Default” means either a Secured Debt Default (as defined in the Collateral Trust Agreement or a Crest Default Remedy Instruction.

“Bankruptcy Law” has the meaning ascribed to it in the Granting Clauses.

“Cheniere” means Cheniere Energy, Inc., a Delaware corporation.

“Collateral Trust Agreement” has the meaning ascribed to it in the recitals hereof.

“Collateral Trustee” has the meaning ascribed to it in the preamble hereof.

“Crest” means Crest Investment Company, a Texas corporation.

“Crest Cheniere Indemnity” means any indemnity arrangement heretofore or hereafter provided by Cheniere in favor of any of its subsidiaries pursuant to the Crest Settlement Documents.

“Crest Default Remedy Instruction” means any instruction by Crest to the Mortgagee in writing to exercise remedies under the this Mortgage as a result of the Mortgagor’s failure to make any payment in respect of the Crest Obligations after written demand by Crest.

“Crest Obligations” means all obligations of the Mortgagor under the Crest Settlement Documents.

“Crest Settlement Documents” means collectively (a) that certain Settlement and Purchase Agreement, dated as of June 14, 2001 (the “Settlement Agreement”), by and among Cheniere, Cheniere FLNG, L.P., Crest, Crest Energy, L.L.C., and Freeport LNG Terminal, LLC, (b) that certain assumption and adoption document, dated May 9, 2005, executed by the Mortgagor among others, pursuant to the Settlement Agreement, (c) that certain Indemnification Agreement, dated May 9, 2005, executed by Cheniere, relating thereto and (d) any and all other agreements and documents heretofore or hereafter entered into by any subsidiary of Cheniere pursuant to Section 1.07 of the Settlement Agreement.

“Easements” has the meaning ascribed to it in the Granting Clauses.

“Equipment” has the meaning ascribed to it in the Granting Clauses.

“Improvements” has the meaning ascribed to it in the Granting Clauses.

“Land” means the real property described on Exhibit A.

“Lease Damage Claim” has the meaning ascribed to it in the Granting Clauses.

“Leases” has the meaning ascribed to it in the Section 2.5.

“Legal Requirements” has the meaning ascribed to it in Section 2.3.

“Mortgaged Property” has the meaning ascribed to it in the Granting Clauses.

“Permitted Encumbrances” has the meaning ascribed to it in Section 2.2.

“Proceeds” has the meaning ascribed to it in the Granting Clauses.

“Real Property” has the meaning ascribed to it in the Granting Clauses.

“Secured Obligations” shall mean all Parity Lien Obligations as defined in the Collateral Trust Agreement together with all Crest Obligations.

“Site” has the meaning ascribed to it in the Granting Clauses.

“State” has the meaning ascribed to it in Section 2.13.

“Subject Lease” has the meaning ascribed to it in the Granting Clauses

“Tangible Collateral” has the meaning ascribed to it in the Granting Clauses.

“Tenant Leases” has the meaning ascribed to it in Section 2.5.

“Trustee” has the meaning ascribed to it in the preamble hereof.

“UCC” has the meaning ascribed to it in Section 2.13.

“365(h) Election” has the meaning ascribed to it in the Granting Clauses.

1.1 Accounting Terms. As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined herein shall have the respective meanings given to them under GAAP.

1.2 The Rules of Interpretation. The rules of interpretation as set forth in the Collateral Trust Agreement shall govern the terms, conditions and provisions hereof. In the event of any conflict between those set forth in this Mortgage and the Collateral Trust Agreement, the latter shall be deemed controlling and shall preempt the former.

1.3 Priority. The relative priority of the liens granted hereunder shall be as set forth in the Collateral Trust Agreement.

ARTICLE 2- GENERAL COVENANTS AND PROVISIONS

2.1 Mortgagor Performance of the Collateral Trust Agreement. Mortgagor shall perform, observe and comply with each and every provision hereof, and with each and every provision contained in the Collateral Trust Agreement and shall promptly pay to Mortgagee, when payment shall become due, the amounts provided for thereunder with interest thereon, if any, and all other sums required to be paid by Mortgagor under this Mortgage and the Indenture, at the time and in the manner provided herein and therein.

2.2 General Representations, Covenants and Warranties. Mortgagor, to the best of its knowledge, represents, covenants and warrants that as of the date hereof: (a) Mortgagor has good and marketable title to that portion of the Real Property which constitutes real property interests, free and clear of all encumbrances except the permitted encumbrances set forth on Schedule B of the applicable title policy, if any (“Permitted Encumbrances”); (b) Mortgagor has the right to hold, occupy and enjoy its interest in the Real Property, and has good right, full power and lawful authority to mortgage the same as provided herein and, subsequent to the occurrence and continuance of an Actionable Default, Mortgagee may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Real Property in accordance with the terms hereof; (c) all costs arising from construction of any improvements, the performance of any labor and the purchase of all Mortgaged Property have been or shall be paid when due; (d) the Site has access for ingress and egress to dedicated street(s); and (e) no material part of the Mortgaged Property has been damaged, destroyed, condemned or abandoned.

2.3 Compliance with Legal Requirements. Mortgagor shall promptly comply in all material respects with all governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting either the Mortgaged Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof (whether now or hereafter enacted and in force), and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, at any time in force affecting such Mortgaged Property or any part thereof (collectively “Legal Requirements”) relating to its use and occupancy of the Mortgaged Property, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, structural or nonstructural, or that interfere with the use or enjoyment of the Mortgaged Property.

2.4 Insurance; Application of Insurance Proceeds; Application of Eminent Domain Proceeds.

2.4.1 Mortgagor shall at its sole expense obtain for, deliver to (or deliver certificates evidencing), assign and maintain for the benefit of Mortgagee, during the term of this Mortgage, insurance policies insuring the Mortgaged Property (to the extent insurable) and liability insurance policies, all in accordance with the requirements of the Indenture. Mortgagor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. In the event of the foreclosure of this Mortgage or any other transfer of the Mortgaged Property in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Mortgagor in and to all casualty insurance policies, and renewals thereof then in force, shall pass to the purchaser or grantee in connection therewith.

2.4.2 All insurance proceeds and all awards payable with respect to any taking of the Real Property or Improvements shall be paid and/or shall be applied in accordance with the provisions of the Collateral Trust Agreement.

2.5 Assignment of Rents. Mortgagor unconditionally and absolutely assigns to Mortgagee all of Mortgagor’s right, title and interest in and to: all leases, subleases, occupancy agreements, licenses, rental contracts and other similar agreements now or hereafter existing relating to the use or occupancy of the Mortgaged Property, together with all guarantees, modifications, extensions and renewals thereof; and all Rents, issues, profits, income and proceeds due or to become due from tenants of the Mortgaged Property (the “Tenant Leases”), including rentals and all other payments of any kind under any Tenant Leases now existing or hereafter entered into, together with all deposits (including security deposits) of tenants thereunder. Subject to the provisions below, Mortgagee shall have the right, power and authority to: notify any person that the Tenant Leases have been assigned to Mortgagee and that all Rents and other obligations are to be paid directly to Mortgagee, whether or not Mortgagee has commenced or completed foreclosure or taken possession of the Mortgaged Property; settle compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Tenant Leases; enforce payment of Rents and other rights under the Tenant Leases, prosecute any action or proceeding, and defend against any claim with respect to Rents and Tenant Leases; enter upon, take possession of and operate the Mortgaged Property; lease all or any part of the Mortgaged Property; and/or perform any and all obligations of Mortgagor under the Leases and exercise any and all rights of Mortgagor therein contained to the full extent of Mortgagor’s rights and obligations thereunder, with or without the bringing of any action or the appointment of a receiver. At Mortgagee’s request, Mortgagor shall deliver a copy of this Mortgage to each tenant under a Tenant Lease. Mortgagor irrevocably directs any tenant, without any requirement for notice to or consent by Mortgagor, to comply with all demands of Mortgagee under this Section and to turn over to Mortgagee on demand all Rents which it receives. Mortgagee shall have the right, but not the obligation, to use and apply all Rents received hereunder in such order and such manner as Mortgagee may determine in accordance with the Collateral Trust Agreement. Notwithstanding that this is an absolute assignment of the Rents and Tenant Leases and not merely the collateral assignment of, or the grant of a lien or security interest in the Rents and Tenant Leases, Mortgagee grants to Mortgagor a revocable license to collect and receive the Rents and to retain, use and enjoy such Rents. Such license may be revoked by Mortgagee only upon the occurrence and during the continuance of any Actionable Default. Mortgagor shall apply any Rents which it receives to the payment due under the Secured Obligations, taxes, assessments, water charges, sewer Rents and other governmental charges levied, assessed or imposed against the Mortgaged Property, insurance premiums, and other obligations of lessor under the Tenant Leases before using such proceeds for any other purpose.

2.6 Mortgagee Assumes No Obligations. It is expressly agreed that, anything herein contained to the contrary notwithstanding, Mortgagor shall remain obligated under all agreements which are included in the definition of “Mortgaged Property” and shall perform all of its obligations thereunder in accordance with the provisions thereof, and neither Mortgagee nor any of the Secured Parties shall have any obligation or liability with respect to such obligations of Mortgagor, nor shall Mortgagee or any of the Secured Parties be required or obligated in any manner to perform or fulfill any obligations or duties of Mortgagor under such agreements, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any action to collect or enforce the payment of any amounts which have been assigned to Mortgagee hereunder or to which Mortgagee or the Secured Parties may be entitled at any time or times.

2.7 Further Assurances. Mortgagor shall, from time to time, at its expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Mortgagee may reasonably request, in order to perfect and continue the lien and security interest granted hereby and to enable Mortgagee to obtain the full benefits of the lien and security interest granted or intended to be granted hereby. Mortgagor shall keep the Mortgaged Property free and clear of all Liens, other than Permitted Encumbrances and Permitted Prior Liens (as defined in the Collateral Trust Agreement). Without limiting the generality of the foregoing, Mortgagor shall execute and record or file this Mortgage and each amendment hereto, and such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be necessary, or as Mortgagee may reasonably request, in order to perfect and preserve the lien and security interest granted or purported to be granted hereby. Mortgagor hereby authorizes Mortgagee to file one or more financing statements or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property necessary to preserve or protect the lien and security interest granted hereby without the signature of Mortgagor where permitted by law.

2.8 Acts of Mortgagor. Mortgagor hereby represents and warrants that it has not mortgaged, hypothecated, assigned or pledged and hereby covenants that it will not mortgage, hypothecate, assign or pledge, so long as this Mortgage shall remain in effect, any of its right, title or interest in and to the Mortgaged Property or any part thereof, to anyone other than Mortgagee.

2.9 After-Acquired Property. Any and all of the Mortgaged Property which is hereafter acquired shall immediately, without any further conveyance, assignment or act on the part of Mortgagor or Mortgagee, become and be subject to the lien and security interest of this Mortgage as fully and completely as though specifically described herein, all as and to the extent contemplated by Article 3292 of the Louisiana Civil Code. If and whenever from time to time Mortgagor shall hereafter acquire any real property or interest therein which constitutes or is intended to constitute part of the Mortgaged Property hereunder, Mortgagor shall promptly give notice thereof to Mortgagee and Mortgagor shall forthwith execute, acknowledge and deliver to Mortgagee a supplement to this Mortgage in form and substance reasonably satisfactory to Mortgagee subjecting the property so acquired to the lien and security interest of this Mortgage. At the same time, if Mortgagee so requests, Mortgagor shall deliver to Mortgagee either (i) an endorsement to the lender’s policy of title insurance issued to Mortgagee insuring the lien of this Mortgage, or (ii) a new lender’s title policy (which shall include tie in coverage relating to the lender’s policy described in (i), above), in each case which shall insure to Mortgagee in form and substance reasonably satisfactory to Mortgagee that the lien and security interest of this Mortgage as insured under such title insurance policy or policies encumbers such later acquired property and that Mortgagor’s title to such property meets all of the applicable requirements of the Secured Debt Documents with respect to title to Mortgagor’s real property interests.

2.10 Mortgaged Property. Mortgagor shall observe all applicable covenants, easements and other restrictions of record with respect to the Site, the Easements or to any other part of the Mortgaged Property, in all material respects.

2.11 Power of Attorney. Mortgagor does hereby irrevocably constitute and appoint Mortgagee its true and lawful attorney (which appointment is coupled with an interest), with full power of substitution, for Mortgagor and in the name, place and stead of Mortgagor or in Mortgagee’s own name, for so long as any of the Parity Lien Obligations are outstanding, to ask, demand, collect, receive, receipt for and sue for any and all Rents, income and other sums which are assigned hereunder with full power to endorse the name of Mortgagor on all instruments given in payment or in part payment thereof, to settle, adjust or compromise any claims thereunder as fully as Mortgagor itself could do and in its discretion file any claim or take any action or proceeding, either in its own name or in the name of Mortgagor or otherwise, which Mortgagee may deem necessary or appropriate to protect and preserve the right, title and interest of Mortgagee in and to such Rents, income and other sums and the security intended to be afforded hereby; provided that Mortgagee shall not exercise such rights unless an Actionable Default has occurred and is continuing.

2.12 Covenant to Pay. If an Actionable Default has occurred and is continuing, then Mortgagee, among its other rights and remedies, shall have the right, but not the obligation, to pay, observe or perform the obligations of Mortgagor herein, in whole or in part, and with such modifications as Mortgagee reasonably shall deem advisable. All sums, including, without limitation, reasonable attorneys fees’, so expended or incurred by Mortgagee by reason of the default of Mortgagor, or by reason of the bankruptcy or insolvency of Mortgagor, as well as, without limitation, sums expended or incurred to sustain the lien or estate of this Mortgage or its priority, or to protect or enforce any rights of Mortgagee hereunder, or to recover any of the Secured Obligations, or for repairs, maintenance, alterations, replacements or improvements thereto or for the protection thereof, or for real estate taxes or other governmental assessments or charges against any part of the Mortgaged Property, or premiums for insurance of the Mortgaged Property, shall be entitled to the benefit of the lien on the Mortgaged Property as of the date of the recording of this Mortgage, shall be deemed to be added to and be part of the Secured Obligations secured hereby, whether or not the result thereof causes the total amount of the Secured Obligations to exceed the stated amount set forth in the first and second introductory paragraphs of the Recitals of this Mortgage.

2.13 Security Agreement.

2.13.1 This Mortgage shall also be a security agreement between Mortgagor and Mortgagee covering the Mortgaged Property constituting personal property or fixtures (hereinafter collectively called “UCC Collateral”) governed by the Uniform Commercial Code (“UCC”) of the state in which the Real Property is located (the “State”) as such UCC Collateral may be more specifically set forth in any financing statement delivered in connection with this Mortgage, and, as further security for the payment and performance of the Secured Obligations, Mortgagor hereby grants to Mortgagee a continuing security interest in such portion of the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the UCC. In addition to Mortgagee’s other rights hereunder, Mortgagee shall have all rights of a secured party under the UCC, as is in effect in the relevant jurisdiction, or other applicable laws or in equity. Mortgagor hereby authorizes the filing of, and if requested by Mortgagee, Mortgagor shall execute and deliver to Mortgagee, all financing statements and such further assurances that may be reasonably required by Mortgagee to establish, create, perfect (to the extent the same can be achieved by the filing of a financing statement) and maintain the validity and priority of Mortgagee’s security interests, and Mortgagor shall bear all reasonable costs thereof, including all UCC searches. If Mortgagee should dispose of any of the Mortgaged Property comprising the UCC Collateral pursuant to the UCC, ten (10) days’ prior written notice by Mortgagee to Mortgagor shall be deemed to be reasonable notice; provided, however, that Mortgagee may dispose of such property in accordance with the foreclosure procedures of this Mortgage in lieu of proceeding under the UCC. Mortgagee may from time to time execute and deliver at Mortgagor’s expense all continuation statements, termination statements, amendments, partial releases, or other instruments relating to all financing statements by and between Mortgagor and Mortgagee. Except as otherwise provided in the Collateral Trust Agreement, but otherwise subject to the provisions thereof, if an Actionable Default shall occur and be continuing, (a) Mortgagee, in addition to any other rights and remedies which it may have, may exercise immediately and without demand to the extent permitted by law, any and all rights and remedies granted to a secured party under the UCC, as in effect in any relevant jurisdiction, including, without limiting the generality of the foregoing, the right to take possession of the UCC Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of such collateral and (b) upon request or demand of Mortgagee, Mortgagor shall at its expense, assemble the UCC Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including reasonable attorneys’ fees and disbursements incurred or paid by Mortgagee in protecting the interest in the UCC Collateral and in enforcing Mortgagee’s rights hereunder with respect to such UCC Collateral.

ARTICLE 3- REMEDIES

3.1 Acceleration of Maturity. The Parity Lien Obligations may be accelerated in accordance with the terms and conditions of the applicable Secured Debt Documents. Upon such acceleration, that portion of the Parity Lien Obligations so accelerated shall become immediately become due and payable.

3.2 Protective Advances. If an Actionable Default shall have occurred and is continuing, then without thereby limiting Mortgagee’s other rights or remedies, waiving or releasing any of Mortgagor’s obligations, or imposing any obligation on Mortgagee, Mortgagee for the benefit of the Secured Parties may either advance any amount owing or perform any or all actions that Mortgagee considers necessary or appropriate to cure such default. All such advances shall constitute “Protective Advances.” No sums advanced or performance rendered by Mortgagee shall cure, or be deemed a waiver of, any Actionable Default.

3.3 Institution of Equity Proceedings. If an Actionable Default occurs and is continuing, Mortgagee for the benefit of the Secured Parties, may institute an action, suit or proceeding in equity for specific performance of this Mortgage which shall be specifically enforceable by injunction or other equitable remedy.

3.4 Mortgagee’s Power of Enforcement.

(a) If an Actionable Default occurs and is continuing, Mortgagee for the benefit of the Secured Parties shall be entitled, at its option and in its sole and absolute discretion, to institute a proceeding or proceedings for the complete foreclosure of this Mortgage in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner in accordance with the laws of the jurisdiction in which such Mortgaged Property is located, and sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to the provisions contained herein or as otherwise permitted in accordance with the laws of the jurisdiction in which such Mortgaged Property is located, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by the laws of the State. Mortgagee for the benefit of the Secured Parties may require Mortgagor to pay monthly in advance to Mortgagee for the benefit of the Secured Parties, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Mortgaged Property occupied by Mortgagor and require Mortgagor to vacate and surrender possession to Mortgagee of the Mortgaged Property or to such receiver and, in default thereof, evict Mortgagor by summary proceedings or otherwise. It shall be a condition precedent to any sale or transfer of the Mortgaged Property or any part thereof to any purchaser or transferee, that such purchaser or transferee enter into an assumption agreement substantially in the form of the assumption and adoption dated May 9, 2005 which is one of the Crest Settlement Documents unless, at the time of each such transfer, Cheniere or any of its direct or indirect affiliates, joint ventures, and subsidiaries that are involved in the LNG business have under contract at one or more LNG facilities it retains, the right and obligation to process and receive a tariff for processing at least one Bcf of gas per day, for a period of at least five years following such transfer of assets. To the extent any purchaser or transferee is required to enter into any such assumption agreement, it shall be assigned the benefits of the Crest Cheniere Indemnity.

(b) If any Actionable Default occurs and is continuing, Mortgagee for the benefit of the Secured Parties may, either with or without entry or taking possession of the Mortgaged Property, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Mortgagee thereafter to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (a) to enforce payment of the Secured Obligations, to the extent permitted by law, or the performance of any term hereof or any other right; (b) to foreclose this Mortgage in any manner provided by law for the foreclosure of mortgages or deeds of trust on real property and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property or any portion thereof pursuant to the laws of the State or under the judgment or decree of a court or courts of competent jurisdiction, and Mortgagee shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys’ fees in such amount as shall be awarded by the court; (c) to the extent not prohibited by the laws of the State, to exercise any or all of the rights and remedies available to it under the Secured Debt Documents; and (d) to pursue any other remedy available to it. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Mortgagee may determine.

(c) The remedies described in this Section may be exercised with respect to all or any portion of the UCC Collateral, either simultaneously with the sale of any real property encumbered hereby or independent thereof. Mortgagee for the benefit of the Secured Parties shall at any time be permitted to proceed with respect to all or any portion of the UCC Collateral in any manner permitted by the UCC. Mortgagor agrees that Mortgagee’s inclusion of all or any portion of the UCC Collateral in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property.

3.5 Mortgagee’s Right to Enter and Take Possession, Operate and Apply Income.

(a) If an Actionable Default occurs and is continuing, Mortgagor, upon demand of Mortgagee, shall forthwith surrender to Mortgagee for the benefit of the Secured Parties the actual possession and, if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Mortgaged Property, including the Tangible Collateral, without liability for trespass, damages or otherwise, and may exclude Mortgagor and its agents and employees wholly therefrom and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor.

(b) If an Actionable Default has occurred and is continuing and Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Mortgagee’s demand, Mortgagee for the benefit of the Secured Parties may obtain a judgment or decree conferring on Mortgagee for the benefit of the Secured Parties the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of such property to Mortgagee for the benefit of the Secured Parties and Mortgagor hereby specifically consents to the entry of such judgment or decree. Mortgagor shall pay to Mortgagee for the benefit of the Secured Parties, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Mortgagee for the benefit of the Secured Parties, their attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

(c) Upon every such entering upon or taking of possession, Mortgagee for the benefit of the Secured Parties may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

(1) make all necessary and proper maintenance, repairs, renewals and replacements thereto and thereon, and all necessary additions, betterments and improvements thereto and thereon and purchase or otherwise acquire fixtures, personalty and other property in connection therewith;

(2) insure or keep the Mortgaged Property insured;

(3) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor in their name or otherwise with respect to the same;

(4) enter into agreements with others to exercise the powers herein granted Mortgagee, all as Mortgagee from time to time may determine; and shall apply the monies so received by Mortgagee in such priority as provided by the Collateral Trust Agreement; and/or

(5) rent or sublet the Mortgaged Property or any portion thereof for any purpose permitted by this Mortgage.

Mortgagee shall surrender possession of the Mortgaged Property to Mortgagor (i) as may be required by law or court order, or (ii) when all amounts under any of the terms of the Secured Debt Documents, including this Mortgage, shall have been paid current and all Actionable Defaults have been cured or waived. The same right of taking possession, however, shall exist if any subsequent Actionable Default shall occur and be continuing.

3.6 Separate Sales. To the extent permitted by law or Legal Requirements upon and during the continuation of an Actionable Default, the Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Actionable Default shall not be exhausted by any one or more sales and shall not affect the lien or security interest of this Mortgage on the remaining portion of the Mortgaged Property.

3.7 Waiver of Appraisement, Moratorium, Valuation, Stay, Extension and Redemption Laws. Mortgagor agrees to the full extent permitted by law that ,if an Actionable Default occurs and is continuing, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, moratorium, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Mortgagor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshaled upon any foreclosure of the lien and security interest hereof and agrees that Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.

3.8 Keeper. If an Actionable Default occurs and is continuing, Mortgagee for the benefit of the Secured Parties, to the extent permitted by law, and without regard to the value, adequacy or occupancy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a keeper to enter upon and take possession of the Mortgaged Property and to collect all earnings, revenues and receipts and apply the same as the court may direct, and such keeper may be appointed by any court of competent jurisdiction upon application by Mortgagee. To the extent permitted by law or Legal Requirement, Mortgagee for the benefit of the Secured Parties may have a keeper appointed without notice to Mortgagor or any third party, and Mortgagee may waive any requirement that the keeper post a bond. To the extent permitted by law or Legal Requirement, Mortgagee for the benefit of the Secured Parties shall have the power to designate and select the Person who shall serve as the keeper and to negotiate all terms and conditions under which such keeper shall serve. To the extent permitted by law or Legal Requirement, any keeper appointed on Mortgagee’s behalf may be an Affiliate of Mortgagee. The reasonable expenses, including keeper’s fees, reasonable attorneys’ fees, costs and agents’ compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property and to collect all earnings, revenues and receipts, whether by a keeper or otherwise, shall be cumulative to any other right or remedy available to Mortgagee for the benefit of the Secured Parties under this Mortgage, the Collateral Trust Agreement or otherwise available to Mortgagee and may be exercised concurrently therewith or independently thereof, but such rights shall be exercised in a manner which is otherwise in accordance with and consistent with the Collateral Trust Agreement. Mortgagee shall be liable to account only for such earnings, revenues and receipts (including, without limitation, security deposits) actually received by Mortgagee, whether received pursuant to this section or any other provision hereof. Notwithstanding the appointment of any keeper or other custodian, Mortgagee shall be entitled as pledge to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee.

3.9 Suits to Protect the Mortgaged Property. Mortgagee for the benefit of the Secured Parties shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property, or (c) to restrain the enforcement of or compliance with any legislation or other Legal Requirements that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee’s interest.

3.10 Proofs of Claim. In the case of any receivership, insolvency, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor, any Affiliate or any guarantor, co-maker or endorser of any of Mortgagor’s obligations, its creditors or its property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Mortgagor under the Secured Debt Documents, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Mortgagor after such date.

3.11 Mortgagor to Pay Amounts Secured Hereby on Any Default in Payment; Application of Monies by Mortgagee.

(a) In case of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of the sums secured hereby, to the extent permitted by law, Mortgagee shall be entitled to enforce payment from Mortgagor of any additional amounts then remaining due and unpaid and to recover judgment against Mortgagor for any portion thereof remaining unpaid, with interest at the default interest rate as set forth in the Indenture for the applicable Series of Secured Debt or as otherwise provided by law.

(b) Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Mortgagee or other action by Mortgagee and no attachment or levy of any execution upon any of the Mortgaged Property or any other property shall in any way affect the Lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or any Lien, rights, powers or remedies of Mortgagee hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

(c) Any monies collected or received by Mortgagee under this Mortgage shall be first applied as set forth in the Collateral Trust Agreement.

3.12 Delay or Omission; No Waiver. No delay or omission of Mortgagee to exercise any right, power or remedy upon any Actionable Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Actionable Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee whether contained herein or in the Collateral Trust Agreement or otherwise available to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

3.13 No Waiver of One Default to Affect Another. No waiver of any Actionable Default hereunder shall extend to or affect any subsequent or any other Actionable Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in this Mortgage, the Collateral Trust Agreement; (d) releases any part of the Mortgaged Property from the lien or security interest of this Mortgage or any other instrument securing the Secured Obligations; (e) consents to the filing of any map, plat or replat of the Real Property or any part thereof; (f) consents to the granting of any easement on the Real Property; or (g) makes or consents to any agreement changing the terms of this Mortgage or the other Secured Debt Documents or the Collateral Trust Agreement subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the liability under this Mortgage or otherwise of Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, co-signer, surety or guarantor with respect to any other matters not addressed by such act or omission. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Actionable Default then existing or of any subsequent Actionable Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien or security interest of this Mortgage be altered thereby, except to the extent expressly provided in such acts or omissions. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Actionable Default as provided herein. Notwithstanding anything to the contrary contained in this Mortgage or any other Security Document, (i) in the case of any non-monetary Actionable Default, Mortgagee may continue to accept payments due hereunder without thereby waiving the existence of such or any other Actionable Default and (ii) in the case of any monetary Actionable Default, Mortgagee may accept partial payments of any sums due hereunder without thereby waiving the existence of such Actionable Default if the partial payment is not sufficient to completely cure such Actionable Default.

3.14 Discontinuance of Proceedings; Position of Parties Restored. If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry of judgment or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceedings had occurred or had been taken.

3.15 Remedies Cumulative. Subject to the provisions of Sections 4.15 hereof, no right, power or remedy, including without limitation remedies with respect to any security for the Secured Obligations, conferred upon or reserved to Mortgagee by this Mortgage or any other Security Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any other Security Document, now or hereafter existing at law, in equity or by statute, and Mortgagee shall be entitled to resort to such rights, powers, remedies or security as Mortgagee shall in its sole and absolute discretion deem advisable.

3.16 Interest After Actionable Default. If an Actionable Default shall have occurred and is continuing, all sums outstanding and unpaid under the Secured Debt Documents, including this Mortgage, shall, at Mortgagee’s option, subject to the provisions of the Collateral Trust Agreement, bear interest at the interest rate on the applicable Series of Secured Debt or as otherwise provided by law, as provided in the applicable Secured Debt Documents, until such Actionable Default has been cured. Mortgagor’s obligation to pay such interest shall be secured by this Mortgage.

3.17 Foreclosure; Expenses of Litigation. If any action or proceeding be commenced to foreclose this Mortgage, reasonable attorneys’ fees for services in the supervision of said foreclosure proceeding shall be allowed to the Mortgagee for the benefit of the Secured Parties as part of the foreclosure costs. In the event of foreclosure of the lien hereof, there shall be allowed and included as additional indebtedness all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys’ fees, appraisers’ fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guarantees, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Property or any portion thereof. All expenditures and expenses of the nature in this section mentioned, and such expenses and fees as may be incurred in the protection of the Mortgaged Property and the maintenance of the lien and security interest of this Mortgage, including the reasonable fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage or any other Security Document, the Mortgaged Property or any portion thereof, including, without limitation, civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the default interest rate as set forth in the Indenture for the applicable Series of Secured Debt or as otherwise provided by law and shall be secured by this Mortgage. Mortgagee waives its right to any statutory fee in connection with any judicial or nonjudicial foreclosure of the lien hereof and agrees to accept a reasonable fee for such services.

3.18 Deficiency Judgments. If, after foreclosure of this Mortgage, there shall remain any deficiency with respect to any amounts payable under the Secured Debt Documents, including hereunder, or any amounts secured hereby, and Mortgagee for the benefit of the Secured Parties shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the default interest rate as set forth in the Indenture for the applicable Series of Secured Debt or as otherwise provided by law. Mortgagor waives any defense to Mortgagee’s recovery against Mortgagor of any deficiency after any foreclosure sale of the Mortgaged Property. Subject to the Collateral Trust Agreement, to the extent permitted by law, Mortgagor expressly waives any defense or benefits that may be derived from any statute granting Mortgagor any defense to any such recovery by Mortgagee. In addition, Mortgagee shall be entitled to recovery of all of its reasonable costs and expenditures (including without limitation any court imposed costs) in connection with such proceedings, including its reasonable attorneys’ fees, appraisal fees and the other costs, fees and expenditures referred to in Section 3.17 above. This provision shall survive any foreclosure or sale of the Mortgaged Property, any portion thereof and/or the extinguishment of the lien hereof.

3.19 WAIVER OF JURY TRIAL. MORTGAGEE AND MORTGAGOR EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS MORTGAGE OR ANY OTHER SECURITY DOCUMENT. ANY SUCH DISPUTES SHALL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

3.20 Exculpation of Mortgagee. The acceptance by Mortgagee of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Mortgaged Property by Mortgagee, be deemed or construed to make Mortgagee a “mortgagee in possession”, nor thereafter or at any time or in any event obligate Mortgagee to appear in or defend any action or proceeding relating to the Mortgaged Property, nor shall Mortgagee, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any person in or about the Mortgaged Property.

ARTICLE 4- GENERAL

4.1 Discharge. Mortgagor shall be released from the covenants, agreements and obligations of Mortgagor contained in this Mortgage and as set forth in the Collateral Trust Agreement and, in connection therewith, Mortgagee, at the request and the expense of Mortgagor, shall promptly execute a release or cancellation and such other documents as may be reasonably requested by Mortgagor to evidence the discharge and satisfaction of this Mortgage and the release of Mortgagor from its obligations hereunder.

4.2 No Waiver. The exercise of the privileges granted in this Mortgage to perform Mortgagor’s obligations under the agreements which constitute the Mortgaged Property shall in no event be considered or constitute a waiver of any right which Mortgagee or any other Secured Party may have at any time, including any right of acceleration. No delay or omission to exercise any right, remedy or power accruing upon any default shall impair any such right, remedy or power or shall be construed to be a waiver of any such default or acquiescence therein; and every such right, remedy and power may be exercised from time to time and as often as may be deemed expedient.

4.3 Extension, Rearrangement or Renewal of Obligations. It is expressly agreed that any of the Secured Obligations at any time secured hereby may be from time to time extended for any period, or with the consent of Mortgagor rearranged or renewed, and that any part of the security herein described, or any other security for the Secured Obligations, may be waived or released, without altering, varying or diminishing the force, effect or lien or security interest of this Mortgage; and the lien and security interest granted by this Mortgage shall continue as a prior lien and security interest on all of the Mortgaged Property not expressly so released, until the Secured Obligations are fully paid and this Mortgage is terminated in accordance with the provisions of the Collateral Trust Agreement; and no other security now existing or hereafter taken to secure the payment of the Secured Obligations or any part thereof or the performance of any obligation or liability of Mortgagor whatever shall in any manner impair or affect the security given by this Mortgage; and all security for the payment of the Secured Obligations or any part thereof and the performance of any obligation or liability shall be taken, considered and held as cumulative.

4.4 Forcible Detainer. Mortgagor agrees for itself and all persons claiming by, through or under it, that subsequent to foreclosure hereunder in accordance with this Mortgage and applicable law if Mortgagor shall hold possession of the Mortgaged Property or any part thereof, Mortgagor or the persons so holding possession shall be guilty of trespass; and any such persons (including Mortgagor) failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to Mortgagee or any purchaser in foreclosure, as applicable, for reasonable rental on said premises, and shall be subject to eviction and removal in accordance with law.

4.5 Waiver of Stay or Extension. To the extent permitted to be waived by law, Mortgagor shall not at any time insist upon or plead or in any manner whatever claim the benefit or advantage of any stay, extension or moratorium law now or at any time hereafter in force in any locality where the Mortgaged Property or any part thereof may or shall be situated, nor shall Mortgagor claim any benefit or advantage from any law now or hereafter in force providing for the valuation or appraisement of the Mortgaged Property or any part thereof prior to any sale thereof to be made pursuant to any provision of this Mortgage or to a decree of any court of competent jurisdiction, nor after any such sale shall Mortgagor claim or exercise any right conferred by any law now or at any time hereafter in force to redeem the Mortgaged Property so sold or any part thereof; and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws and the appraisement of the Mortgaged Property or any part thereof, and covenants that Mortgagor shall not hinder or delay the execution of any power herein granted and delegated to Mortgagee but that Mortgagor shall permit the execution of every such power as though no such law had been made.

4.6 Notices. Except where certified or registered mail notice is required by applicable law, any notice to Mortgagor or Mortgagee required or permitted hereunder shall be deemed to be given when given in the manner prescribed in the Collateral Trust Agreement.

4.7 Severability. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. In the event any term or provision contained in this Mortgage is in conflict, or may hereafter be held to be in conflict, with the laws of the State or of the United States of America, this Mortgage shall be affected only as to such particular term or provision, and shall in all other respects remain in full force and effect.

4.8 Application of Payments. In the event that any part of the Secured Obligations cannot lawfully be secured hereby, or in the event that the lien and security interest hereof cannot be lawfully enforced to pay any part of the Secured Obligations, or in the event that the lien or security interest created by this Mortgage shall be invalid or unenforceable as to any part of the Secured Obligations, then all payments on the Secured Obligations shall be deemed to have been first applied to the complete payment and liquidation of that part of the Secured Obligations which is not secured by this Mortgage and the unsecured portion of the Secured Obligations shall be completely paid and liquidated prior to the payment and liquidation of the remaining secured portion of the Secured Obligations.

4.9 GOVERNING LAW. THIS MORTGAGE IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE.

4.10 Entire Agreement. This Mortgage and the other Secured Debt Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

4.11 Amendments. This Mortgage may be amended, supplemented or otherwise modified only by an instrument in writing signed by Mortgagor and Mortgagee.

4.12 Successors and Assigns. All terms of this Mortgage shall run with the land and bind each of Mortgagor and Mortgagee and their respective successors and assigns, and all persons claiming under or through Mortgagor or Mortgagee, as the case may be, or any such successor or assign, and shall inure to the benefit of Mortgagee and Mortgagor, and their respective successors and assigns.

4.13 Renewal, Etc. Mortgagee may at any time and from time to time renew or extend this Mortgage, or alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof in whole or in part and may release any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Secured Obligations as Mortgagee may determine, without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien and security interest hereof on any part of the Mortgaged Property; provided that nothing in this Section 4.13 shall grant Mortgagee the right to alter or modify the Mortgage without the consent of the Mortgagor unless otherwise specifically permitted in this Mortgage.

4.14 Future Advances. This Mortgage is executed and delivered to secure, among other things, Mortgagor’s guaranty of future advances under the Secured Debt Documents. It is understood and agreed that this Mortgage secures Mortgagor’s guaranty of present and future advances made pursuant to the Secured Debt Documents and that the lien of such future advances shall relate to the date of this Mortgage. Anything herein contained to the contrary notwithstanding, it is expressly understood and agreed that this Mortgage is granted pursuant to and in accordance with the provisions of Louisiana Civil Code Article 3298, to secure indebtedness that may now exist or that may be incurred, granted or extended of even date herewith or that may arise or be incurred, granted or extended in the future (including particularly, but not limited to, Mortgagor’s guaranty of future advances under the Secured Debt Documents), all of which shall constitute a portion of the Secured Obligations whether or not Mortgagor should agree or consent thereto or therewith and without the necessity that the note or notes or other instruments evidencing such additional or further indebtedness should make reference to the fact that such note or notes other instruments are secured hereby.

4.15 Severability and Compliance With Usury Law. The Secured Debt Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Secured Debt Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained, nor the application of such provision to other persons or circumstances, nor the other instruments referred to hereinabove, shall be affected thereby, but rather shall be enforceable to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of Mortgagor and Mortgagee at all times to comply with the applicable State law governing the maximum rate or amount of interest payable on or in connection with the Secured Obligations (or applicable United States federal law to the extent that it permits Mortgagee to contract for, charge, take, reserve or receive a greater amount of interest than under State law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Secured Debt Documents, or contracted for, charged, taken, reserved or received with respect to the extensions of credit evidenced by the Secured Debt Documents or if acceleration of the maturity of the Secured Obligations or if any prepayment by Mortgagor results in Mortgagor having paid any interest in excess of that permitted by law, then it is Mortgagor’s and Mortgagee’s express intent that all excess amounts theretofore collected by Mortgagee be credited on the principal balance due under the Secured Debt Documents (or, if the Secured Debt Documents have been or would thereby be paid in full, refunded to Mortgagor), and the provisions of the Secured Debt Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Secured Obligations does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Mortgagee for the use, forbearance or detention of the Secured Obligations shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Secured Obligations until payment in full so that the rate or amount of interest on account of the Secured Obligations does not exceed the applicable usury ceiling.

4.16 Release of Collateral.

(a) Notwithstanding any provision herein to the contrary, the Mortgaged Property or any part thereof shall be released from the security interest created by this Mortgage at any time or from time to time upon the request of the Mortgagor; provided that the requirements of the Secured Debt Documents, if any, have been satisfied. Upon satisfaction of such requirements, the Mortgagee shall execute, deliver and acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Mortgaged Property permitted to be released pursuant to this Mortgage in each case as required by, and in accordance with, the Secured Debt Documents.

(b) Collateral Trustee may release Mortgaged Property or any part thereof from the security interest created hereunder upon the sale or disposition of such Mortgaged Property pursuant to the Mortgagee’s powers, rights and duties with respect to remedies provided herein, in each case as required by, and in accordance with, the Secured Debt Documents.

4.17 Collateral Trust Agreement Controls. In the event of any conflict between any terms and provisions set forth in this Mortgage and those set forth in any other Secured Debt Document, the terms and provisions of the Collateral Trust Agreement shall supersede and control the terms and provisions of this Mortgage.

4.18 Time of the Essence. Mortgagor acknowledges that time is of the essence in performing all of Mortgagor’s obligations set forth herein.

4.19 Counterpart Execution. This Mortgage may be executed by the parties hereto in any number of counterparts (and be each of the parties hereof on separate counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

ARTICLE 5 – SUBJECT LEASE

5.1 Mortgagor represents, warrants and agrees as follows:

5.1.1 Mortgagor has delivered to Mortgagee a true, correct and complete copy of the Subject Lease, including all amendments and modifications, written or oral existing as of the date hereof.

5.1.2 Mortgagor has not executed or entered into any modifications or amendments of the Subject Lease, either orally or in writing, other than written amendments that have been disclosed to Agent in writing. Mortgagor shall not enter into any new leases of all or any portion of the Mortgaged Property or any modifications or amendments of the Subject Lease except with Mortgagee’s prior written consent which consent shall not be unreasonably withheld or delayed.

5.1.3 No default now exists under the Subject Lease. No event has occurred that, with the giving of notice or the passage of time or both, would constitute such a default or would entitle Mortgagor or any other party under the Subject Lease to cancel the same or otherwise avoid its obligations.

5.1.4 Except for this Mortgage or other assignments in favor of Mortgagee, Mortgagor has not executed any assignment or pledge of the Subject Lease or of Mortgagor’s right, title and interest in the same.

5.1.5 This Mortgage conforms and complies with the Subject Lease, does not constitute a violation or default under the Subject Lease, and is and shall at all times constitute a valid lien (subject only to matters permitted by this Mortgage) on Mortgagor’s interests in the Subject Lease.

5.1.6 Mortgagor shall pay, when due and payable, the rentals, additional rentals, and other charges required by, and payable under, the Subject Lease in accordance with the Subject Lease.

5.1.7 Mortgagor shall perform and observe all terms, covenants, and conditions that Mortgagor must perform and observe as lessee under the Subject Lease, and do everything necessary to preserve and to keep unimpaired Mortgagor’s rights under the Subject Lease. Mortgagor shall provide all insurance required by the Subject Lease. All such insurance shall comply with this Mortgage. Mortgagor shall enforce the Lessor’s obligations of the lessors under the Subject Lease so that Mortgagor may enjoy all its rights as lessee under the Subject Lease. Mortgagor shall furnish to Mortgagee all information that Agent may reasonably request from time to time concerning Mortgagor’s compliance with the Subject Lease.

5.1.8 Mortgagor shall promptly deliver to Agent a copy of any notice of default or termination that it receives from any lessor of the Subject Lease.

5.1.9 Mortgagor shall not, without Mortgagee’s consent, consent or refuse to consent to any action that a lessor under a Subject Lease takes or desires to take pursuant to the terms and provisions of such Lease if such action has a material adverse effect on the Subject Lease or Mortgagor’s rights thereunder.

5.1.10 Mortgagor’s obligations under this Mortgage are independent of and in addition to Mortgagor’s obligations under the Subject Lease. Nothing in this Mortgage shall be construed to require Mortgagor or Mortgagee to take or omit to take any action that would cause a default under the Subject Lease.

5.2 Treatment of Subject Lease in Bankruptcy.

5.2.1 If a lessor under a Subject Lease rejects or disaffirms, or seeks or purports to reject or disaffirm, the Subject Lease pursuant to any Bankruptcy Law, then Mortgagor shall not exercise the 365(h) Election except as otherwise provided in this paragraph. To the extent permitted by law, Mortgagor shall not suffer or permit the termination of any Subject Lease by exercise of the 365(h) Election or otherwise without Mortgagee’s consent. Mortgagor acknowledges that because the Subject Lease is a primary element of Mortgagee’s security for the Secured Obligations secured hereunder, it is not anticipated that Mortgagee would consent to termination of the Subject Lease. If Mortgagor makes any 365(h) Election in violation of this Mortgage, then such 365(h) Election shall be void and of no force or effect.

5.2.2 Mortgagor hereby assigns to Mortgagee the 365(h) Election with respect to the Subject Lease until the Secured Obligations secured hereunder have been satisfied in full. Mortgagor acknowledges and agrees that the foregoing assignment of the 365(h) Election and related rights is one of the rights that Mortgagee may use at any time to protect and preserve Mortgagee’s other rights and interests under this Mortgage. Mortgagor further acknowledges that exercise of the 365(h) Election in favor of terminating the Subject Lease would constitute waste prohibited by this Mortgage. Mortgagor acknowledges and agrees that the 365(h) Election is in the nature of a remedy available to Mortgagor under the Subject Lease, and is not a property interest that Mortgagor can separate from the Subject Lease as to which it arises. Therefore, Mortgagor agrees and acknowledges that exercise of the 365(h) Election in favor of preserving the right to possession under the Subject Lease shall not be deemed to constitute Mortgagee’s taking or sale of the Land (or any element thereof) and shall not entitle Mortgagor to any credit against the Secured Obligations secured hereunder or otherwise impair Mortgagee’s remedies.

5.2.3 Mortgagor acknowledges that if the 365(h) Election is exercised in favor of Mortgagor’s remaining in possession under the Subject Lease, then Mortgagor’s resulting occupancy rights, as adjusted by the effect of Section 365 of the Bankruptcy Code, shall then be part of the Mortgaged Property and shall be subject to the lien of this Mortgage.

5.3 Rejection of Lease by Lessor. If a lessor rejects or disaffirms the Subject Lease or purports or seeks to disaffirm such Subject Lease pursuant to any Bankruptcy Law, then:

5.3.1 Mortgagor shall remain in possession of the Land demised under the Subject Lease and shall perform all acts necessary for Mortgagor to remain in such possession for the unexpired term of such Subject Lease (including all renewals), whether the then existing terms and provisions of such Subject Lease require such acts or otherwise; and

5.3.2 All the terms and provisions of this Mortgage and the lien created by this Mortgage shall remain in full force and effect and shall extend automatically to all of Mortgagor’s rights and remedies arising at any time under, or pursuant to, Section 365(h) of the Bankruptcy Code, including all of Mortgagor’s rights to remain in possession of the Land.

5.4 Assignment of Claims to Mortgagee. Mortgagor, immediately upon learning that the a lessor under a Subject Lease has failed to perform the terms and provisions under the Subject Lease (including by reason of a rejection or disaffirmance or purported rejection or disaffirmance of such Subject Lease pursuant to any Bankruptcy Law), shall notify Mortgagee of any such failure to perform. Mortgagor unconditionally assigns, transfers, and sets over to Mortgagee any and all Lease Damage Claims. This assignment constitutes a present, irrevocable, and unconditional assignment of the Lease Damage Claims, and shall continue in effect until the Secured Obligations secured hereunder have been satisfied in full.

5.5 Offset by Mortgagor. If pursuant to Section 365(h)(2) of the Bankruptcy Code or any other similar Bankruptcy Law, Mortgagor seeks to offset against any rent under the Subject Lease the amount of any Lease Damage Claim, then Mortgagor shall notify Mortgagee of its intent to do so at least 20 days before effecting such offset. Such notice shall set forth the amounts proposed to be so offset and the basis for such offset. If Mortgagee reasonably objects to all or any part of such offset, then Mortgagor shall not effect any offset of the amounts to which Mortgagee reasonably objects. If Mortgagee approves such offset, then Mortgagor may effect such offset as set forth in Mortgagor’s notice. Neither Mortgagee’s failure to object, nor any objection or other communication between Mortgagee and Mortgagor that relates to such offset, shall constitute Mortgagee’s approval of any such offset. Mortgagor shall indemnify Mortgagee against any offset against the rent reserved in any Subject Lease.

5.6 Mortgagor’s Acquisition of Interest in Leased Parcel. If Mortgagor acquires the ownership or any other interest in any Land or Improvements originally subject to the Subject Lease, then, such acquired interest shall immediately become subject to the lien and security interest of this Mortgage as fully and completely, and with the same effect, as if Mortgagor now owned it and as if this Mortgage specifically described it, without need for the delivery and/or recording of a supplement to this Mortgage or any other instrument. In the event of any such acquisition, the ownership and leasehold interests in such Land or Improvements, unless Mortgagee elects otherwise in writing, remain separate and distinct and shall not merge, notwithstanding any principle of law to the contrary.

5.7 New Lease Issued to Mortgagee. If the Subject Lease is for any reason whatsoever terminated before the expiration of its term and, pursuant to any provision of the Subject Lease, Mortgagee or its designee shall acquire from such lessor a new lease of the relevant leased premises, then Mortgagor shall have no right, title or interest in or to such new lease or the estate created thereby.

ARTICLE 6– STATE SPECIFIC PROVISIONS

In the event of any conflict between the terms and provisions of any of the other Articles of this Mortgage and this Article 5, the terms and provisions of this Article 5 shall govern and control.

6.1 Louisiana Remedies. In addition to and not in lieu or limitation of its other remedies set out in this Mortgage or in any of the Security Documents which are enforceable under Louisiana or other applicable law, should one or more Actionable Defaults occur or exist under this Mortgage, Mortgagee, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights and remedies provided by law:

(a) Seizure and Sale of Mortgaged Property. In the event that Mortgagee elects to commence appropriate Louisiana foreclosure proceedings under this Mortgage, Mortgagee may cause the Mortgaged Property, or any part or parts thereof, to be immediately seized and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Mortgagor or placing Mortgagor in default, all of which are expressly waived.

(b) Confession of Judgment. Solely for purposes of foreclosure under Louisiana executory process procedures, Mortgagor confesses judgment and acknowledges to be indebted unto and in favor of Mortgagee, for the full amount of the Secured Obligations, whether now existing or arising hereafter, in principal, interest, costs, expenses, attorneys’ fees and other fees and charges. Mortgagor further confesses judgment and acknowledges to be indebted unto and in favor of Mortgagee in the amount of all additional advances that Mortgagee may make on Mortgagor’s behalf pursuant to this Mortgage, together with interest thereon. To the extent permitted under applicable Louisiana law, Mortgagor additionally waives: (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (b) the demand and three (3) days’ delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days’ delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above.

(c) Keeper. Should any or all of the Mortgaged Property be seized as an incident to an action for the recognition or enforcement of this Mortgage, by executory process, ordinary process, sequestration, attachment, writ of fieri facias or otherwise, Mortgagor hereby agrees that the court issuing any such order shall, if requested by Mortgagee, appoint Mortgagee, or any agent designated by Mortgagee, or any person or entity named by Mortgagee at the time such seizure is requested, or any time thereafter, as Keeper of the Mortgaged Property. The designation is pursuant to La. R.S. 9:5136 through 5140.2, inclusive, as the same may be amended, and the Mortgagee shall be entitled to all the rights and benefits afforded thereunder. It is hereby agreed that the Keeper shall be entitled to receive as compensation, in excess of its reasonable costs and expenses incurred in the administration or preservation of the Mortgaged Property, an amount equal to $75.00 per day, which shall be included as Secured Obligations secured by this Mortgage. The designation of Keeper made herein shall not be deemed to require the Mortgagees to provoke the appointment of such a Keeper.

(d) Specific Performance. Mortgagee may, in addition to the foregoing remedies, or in lieu thereof, in Mortgagee’s sole discretion, commence an appropriate action against Mortgagor seeking specific performance of any covenant contained herein, or in aid of the execution or enforcement of any power herein granted.

6.2 Declaration of Fact. Should it become necessary for Mortgagee to foreclose under this Mortgage, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1, La. R.S. 9:3504(D)(6) and La. R.S. 10:9-508, where applicable. The Mortgagor specifically agrees that such an affidavit by a representative of the Mortgagee as to the existence, amount, terms and maturity of the Secured Obligations and of a default thereunder shall constitute authentic evidence of such facts for the purpose of executory process.

6.3 Taxpayer Identification Number. Mortgagor hereby represents and warrants that its taxpayer identification number and chief executive office are correct as set forth in the introductory paragraphs of this Mortgage. No change shall be made to its taxpayer identification number, chief executive office or entity structure without Mortgagor first giving Mortgagee written notice within 10 days of the effective date of the change, or as otherwise set forth in the Collateral Trust Agreement.

6.4 Cumulative Remedies. Mortgagee’s remedies as provided in this Mortgage shall be cumulative in nature and nothing under this Mortgage shall be construed as to limit or restrict the options and remedies available to Mortgagee following any Actionable Default, or to in any way limit or restrict the rights and ability of Mortgagee to proceed directly against Mortgagor and/or against any guarantor, surety or endorser of the Secured Obligations, or to proceed against other collateral directly or indirectly securing any such Secured Obligations.

6.5 Louisiana Terms. Each reference to a “lien” will include a reference to a “mortgage” and/or “security interest”, as appropriate. Each reference to an “easement” or “easements” will include a reference to a “servitude” and “servitudes”. Each reference to a county will include a reference to a Louisiana parish. The terms “land”, “real property”, and “real estate” will mean “immovable property” as that term is used in the Louisiana Civil Code. The term “personal property” or “personalty” will mean “movable property” as that term is used in the Louisiana Civil Code. The term “tangible” will include “corporeal” as that term is used in the Louisiana Civil Code. The term “intangible” will include “incorporeal” as that term is used in the Louisiana Civil Code. References to the “UCC” or the “Uniform Commercial Code” shall include the Louisiana Commercial Laws, La. R.S. 10:1-101 et seq. The term “condemnation” will include “expropriation” as that term is used in Louisiana law.

6.6 Novation. The Secured Obligations secured by this Mortgage will continue with respect to any new obligation arising from any novation (subjective or objective) of the extinguished obligation as permitted by Louisiana Civil Code Article 1884, as well as to any other renewals, refinancings, modifications, amendments, revisions or extensions of the Secured Obligations.

6.7 Waivers of Certificates. The parties to this Mortgage hereby waive the production of mortgage, conveyance, tax, paving, assignment of accounts receivable and other certificates and relieve and release the Notary before whom this Mortgage was passed from all responsibilities and liabilities in connection therewith.

6.8 Subordination. The liens and security interests created under this Mortgage in favor of the Mortgagee for the benefit of the holders of the Parity Lien Obligations shall effectively be subordinated to the security interests created under this Mortgage in favor of the Mortgagee for the benefit of Crest, provided, however that no such subordination shall prevent or preclude Mortgagee from exercising any of its available remedies hereunder or under any other Security Document.

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Thus DONE AND PASSED, on the day, and in the month and year first written above, in the City of Houston, County of Harris, State of Texas, by the undersigned Mortgagor in the presence of the undersigned competent witnesses, who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.

WITNESSES:	Sabine Pass LNG, L.P.,
a Delaware limited partnership

By: Sabine Pass LNG- GP, Inc., its General Partner

/s/ Jacque Bateman	By:	/s/ Graham A. McArthur
Printed Name: Jacque Bateman	Name:	Graham A. McArthur
	Title:	Treasurer

/s/ Randall R. Cummins
Printed Name: Randall R. Cummins

Amanda Hoyt
Notary Public

Printed Name of Notary: Amanda Hoyt

My Commission Expires: October 12, 2008

[seal]

Thus DONE AND PASSED, on the day, and in the month and year first written above, in the City of New York, County of New York, State of New York, by the undersigned Mortgagee in the presence of the undersigned competent witnesses, who hereunto sign their names with Mortgagee and me, Notary, after due reading of the whole.

WITNESSES:		The Bank of New York,
not individually but solely in its capacity as Collateral Trustee

	/s/ Julie Salovitch-Miller	By:	/s/ Beata Hryniewicka
Printed Name:	Julie Salovitch-Miller	Name:	Beata Hryniewicka
	Vice President	Title:	Assistant Vice President
/s/ Alexander Pabon
Printed Name:	Alexander Pabon

/s/ Carlos R. Luciano Notary Public

Printed Name of Notary: Carlos R. Luciano

My Commission Expires: 4/30/2010

[seal]

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EXHIBIT A

LEASES

Parcel A: Leasehold estate created by that certain Lease Agreement dated effective January 15, 2005, by and between Crain Lands, L.L.C., as Lessor, and Sabine Pass LNG, L.P., as Lessee, recorded on February 25, 2005, under Entry No. 291098 of the records of Cameron Parish, Louisiana, as amended by that certain Amendment to Lease dated effective February 24,2005, by and between Crain Lands, L.L.C., as Lessor, and Sabine Pass LNG, L.P., as Lessee, recorded on February 25, 2005, under Entry No. 291099 of the records of Cameron Parish, Louisiana, as further amended by that certain Second Amendment to Lease dated July 18, 2006 by and between Crain Lands, L.L.C. as Lessor, and Sabine Pass LNG, L.P. as Lessee, recorded on July 25, 2006 under Entry No. 299244 of the records of Cameron Parish, Louisiana, covering the lands described as “Parcel A” and Tract “A” on Schedule IA attached hereto and made a part hereof.

Parcel B: Leasehold estate created by that certain Lease Agreement dated effective January 15, 2005, by and between Crain Brothers Ranch, Inc., Marguerite Domatti as Trustee of M.A. Domatti Management Trust, Eva L. Domatti individually and as Trustee, Domatti Family Living Trust, Erika Domatti and Renata Domatti, collectively, as Lessor, and Sabine Pass LNG, L.P., as Lessee, recorded on February 25, 2005, under Entry No. 291100 of the records of Cameron Parish, Louisiana, as amended by that certain Amendment to Lease dated effective February 24, 2005, by and between Crain Brothers Ranch, Inc., Marguerite Domatti as Trustee of M.A. Domatti Management Trust, Eva L. Domatti individually and as Trustee of Domatti Family Living Trust, Erika Domatti and Renata Domatti, collectively, as Lessor, and Sabine Pass LNG, L.P., as Lessee, recorded on February 25, 2005, under Entry No. 291101 of the records of Cameron Parish, Louisiana, covering the lands described as “Parcel B” on Schedule IB attached hereto and made a part hereof.

Parcel C: Leasehold estate created by that certain Lease Agreement dated effective January 15, 2005, by and between George A. Davis, et al, as Lessors, and Sabine Pass LNG, L.P., as Lessee, recorded on February 25,2005, in Conveyance Book 999 under Entry No. 291103 of the records of Cameron Parish, Louisiana, as amended by that certain Amendment to Lease dated effective February 24, 2005, by and between George A. Davis, et al, as Lessors, and Sabine Pass LNG, L.P., as Lessee, recorded January 5, 2006, under File No. 295504, of the records of Cameron Parish, Louisiana, covering the lands described as “Parcel C” on Schedule IC attached hereto and made a part hereof.

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DESCRIPTION OF SITE

PARCEL “A”

COMMENCING AT NATIONAL GEODETIC SURVEY MONUMENT PATSY AZ MK THAT HAS NAD 83(1992) LOUISIANA SOUTH ZONE (1702) LAMBERT COORDINATES OF N=469,996.61FEET AND E=2,468,956.13 FEET ; THENCE S.79°19’35”E., A DISTANCE OF 8,687.99 FEET TO A FOUND 3” DIAMETER TRANSITE PIPE 113.95’ N 01°17’51”E OF TRUE POSITION ON THE EAST LINE OF SECTION 18, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; SAID POINT BEING THE POINT OF BEGINNING; THENCE S.01°17’51”W., A DISTANCE OF 5,166.18 FEET TO A FOUND 1” DIAMETER IRON PIPE, BEING THE SOUTHEAST CORNER OF SECTION 18, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; THENCE S.01°17’48”W., A DISTANCE OF 1,320.82 FEET TO A FOUND 1” DIAMETER IRON PIPE, BEING THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 19, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; THENCE N.88°39’31”W., A DISTANCE OF 2,643.51 FEET TO A SET 1” DIAMETER IRON PIPE; THENCE N.88°41’32”W., A DISTANCE OF 1,620.05 FEET TO A FOUND 1” DIAMETER IRON PIPE 296.70’ S 88°41’32” E OF TRUE POSITION; SAID POINT BEING ON THE PRESENT LEFT DESCENDING BANKLINE OF THE SABINE RIVER NAVIGATION CHANNEL; THENCE N.29°52’38”W., A DISTANCE OF 12.72 FEET ALONG SAID BANKLINE; THENCE N.18°31’24”W., A DISTANCE OF 18.66 FEET ALONG SAID BANKLINE; THENCE N.26°45’04”W., A DISTANCE OF 58.42 FEET ALONG SAID BANKLINE; THENCE N.30°56’03”W., A DISTANCE OF 14.89 FEET ALONG SAID BANKLINE; THENCE N.29°08’03”W., A DISTANCE OF 31.05 FEET ALONG SAID BANKLINE; THENCE N.28°47’01”W., A DISTANCE OF 34.51 FEET ALONG SAID BANKLINE; THENCE N.23°47’36”W., A DISTANCE OF 36.47 FEET ALONG SAID BANKLINE; THENCE N.21°41’44”W., A DISTANCE OF 43.25 FEET ALONG SAID BANKLINE; THENCE N.25°27’34”W., A DISTANCE OF 52.61 FEET ALONG SAID BANKLINE; THENCE N.32°17’16”W., A DISTANCE OF 34.76 FEET ALONG SAID BANKLINE; THENCE N.05°22’54”E., A DISTANCE OF 27.74 FEET ALONG SAID BANKLINE; THENCE N.19°21’40”E., A DISTANCE OF 16.59 FEET ALONG SAID BANKLINE; THENCE N.34°50’15”W., A DISTANCE OF 25.40 FEET ALONG SAID BANKLINE; THENCE N.49°44’00”E., A DISTANCE OF 13.27 FEET ALONG SAID BANKLINE; THENCE N.74°33’57”W., A DISTANCE OF 16.21 FEET ALONG SAID BANKLINE; THENCE N.26°00’42”W., A DISTANCE OF 22.59 FEET ALONG SAID BANKLINE; THENCE N.21°12’16”W., A DISTANCE OF 30.37 FEET ALONG SAID BANKLINE; THENCE N.24°14’15”W., A DISTANCE OF 37.05 FEET ALONG SAID BANKLINE; THENCE N.28°04’47”W., A DISTANCE OF 18.88 FEET ALONG SAID BANKLINE; THENCE N.48°19’14”W., A DISTANCE OF 11.90 FEET ALONG SAID BANKLINE; THENCE N.02°09’00”W., A DISTANCE OF 10.18 FEET ALONG SAID BANKLINE; THENCE N.34°55’22”W., A DISTANCE OF 15.52 FEET ALONG SAID BANKLINE; THENCE N.37°36’50”W., A

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DISTANCE OF 16.61 FEET ALONG SAID BANKLINE; THENCE N.21°54’21”W., A DISTANCE OF 9.67 FEET ALONG SAID BANKLINE; THENCE N.76°12’32”W., A DISTANCE OF 11.40 FEET ALONG SAID BANKLINE; THENCE N.13°55’29”W., A DISTANCE OF 9.34 FEET ALONG SAID BANKLINE; THENCE N.40°58’04”W., A DISTANCE OF 8.07 FEET ALONG SAID BANKLINE; THENCE N.85°52’40”W., A DISTANCE OF 8.39 FEET ALONG SAID BANKLINE; THENCE N.51°58’58”W., A DISTANCE OF 18.44 FEET ALONG SAID BANKLINE; THENCE N.45°59’08”W., A DISTANCE OF 12.29 FEET ALONG SAID BANKLINE; THENCE N.29°23’59”W., A DISTANCE OF 24.58 FEET ALONG SAID BANKLINE; THENCE N.38°49’16”W., A DISTANCE OF 21.04 FEET ALONG SAID BANKLINE; THENCE N.21°19’37”W., A DISTANCE OF 20.92 FEET ALONG SAID BANKLINE; THENCE N.27°55’57”W., A DISTANCE OF 18.85 FEET ALONG SAID BANKLINE; THENCE N.25°58’30”W., A DISTANCE OF 18.33 FEET ALONG SAID BANKLINE; THENCE N.13°39’55”W., A DISTANCE OF 15.21 FEET ALONG SAID BANKLINE; THENCE N.26°53’58”W., A DISTANCE OF 19.38 FEET ALONG SAID BANKLINE; THENCE N.22°11’11”W., A DISTANCE OF 18.12 FEET ALONG SAID BANKLINE; THENCE S.12°24’20”W., A DISTANCE OF 269.63 FEET TO A POINT ALONG THE EAST LIMIT OF THE SABINE RIVER NAVIGATION CHANNEL; THENCE N.32°34’53”W., A DISTANCE OF 904.94 FEET ALONG SAID LIMIT OF CHANNEL; THENCE S.77°35’21”E., A DISTANCE OF 489.63 FEET TO A POINT ON THE PRESENT LEFT DESCENDING BANKLINE OF THE SABINE RIVER NAVIGATION CHANNEL; THENCE N.00°29’32”W., A DISTANCE OF 34.81 FEET ALONG THE PRESENT LEFT DESCENDING BANKLINE OF THE SABINE RIVER NAVIGATION CHANNEL; THENCE N.04°48’54”E., A DISTANCE OF 24.71 FEET ALONG SAID BANKLINE; THENCE N.08°20’11”W., A DISTANCE OF 26.71 FEET ALONG SAID BANKLINE; THENCE N.14°34’49”W., A DISTANCE OF 37.60 FEET ALONG SAID BANKLINE; THENCE N.23°27’40”E., A DISTANCE OF 23.01 FEET ALONG SAID BANKLINE; THENCE N.33°57’37”E., A DISTANCE OF 24.40 FEET ALONG SAID BANKLINE; THENCE N.02°13’08”W., A DISTANCE OF 8.55 FEET ALONG SAID BANKLINE; THENCE N.50°20’38”E., A DISTANCE OF 13.69 FEET ALONG SAID BANKLINE; THENCE N.39°10’19”E., A DISTANCE OF 14.47 FEET ALONG SAID BANKLINE; THENCE N.02°52’22”W., A DISTANCE OF 24.68 FEET ALONG SAID BANKLINE; THENCE N.23°00’02”E., A DISTANCE OF 26.34 FEET ALONG SAID BANKLINE; THENCE N.28°43’38”E., A DISTANCE OF 17.92 FEET ALONG SAID BANKLINE; THENCE N.30°10’48”E., A DISTANCE OF 19.06 FEET ALONG SAID BANKLINE; THENCE N.15°32’58”E., A DISTANCE OF 27.83 FEET ALONG SAID BANKLINE; THENCE N.18°40’59”E., A DISTANCE OF 16.94 FEET ALONG SAID BANKLINE; THENCE N.18°47’18”E., A DISTANCE OF 18.41 FEET ALONG SAID BANKLINE; THENCE N.04°58’25”E., A DISTANCE OF 12.33 FEET ALONG SAID BANKLINE; THENCE N.03°39’40”E., A DISTANCE OF 5.48 FEET ALONG SAID BANKLINE; THENCE N.49°39’22”W., A DISTANCE OF 7.73 FEET ALONG SAID BANKLINE; THENCE N.25°00’51”W., A DISTANCE OF 7.82 FEET ALONG SAID BANKLINE; THENCE N.01°38’38”W., A DISTANCE OF 8.37 FEET ALONG SAID BANKLINE; THENCE N.14°32’44”E., A DISTANCE OF 8.10 FEET ALONG SAID BANKLINE; THENCE N.02°42’23”E., A DISTANCE OF 18.55 FEET ALONG SAID BANKLINE; THENCE N.01°34’29”W., A DISTANCE OF 25.47 FEET ALONG SAID BANKLINE; THENCE N.00°54’03”W., A DISTANCE OF 20.10 FEET

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ALONG SAID BANKLINE; THENCE N.07°38’44”E., A DISTANCE OF 19.96 FEET ALONG SAID BANKLINE; THENCE N.10°06’29”E., A DISTANCE OF 13.61 FEET ALONG SAID BANKLINE; THENCE N.72°15’10”E., A DISTANCE OF 11.78 FEET ALONG SAID BANKLINE; THENCE N.56°54’25”E., A DISTANCE OF 8.84 FEET ALONG SAID BANKLINE; THENCE N.05°58’49”W., A DISTANCE OF 23.84 FEET ALONG SAID BANKLINE; THENCE N.07°14’23”E., A DISTANCE OF 20.62 FEET ALONG SAID BANKLINE; THENCE N.08°50’41”E., A DISTANCE OF 27.34 FEET ALONG SAID BANKLINE; THENCE N.07°53’16”W., A DISTANCE OF 39.87 FEET ALONG SAID BANKLINE; THENCE N.08°08’55”W., A DISTANCE OF 33.03 FEET ALONG SAID BANKLINE; THENCE N.05°28’55”W., A DISTANCE OF 27.35 FEET ALONG SAID BANKLINE; THENCE N.13°06’43”W., A DISTANCE OF 27.36 FEET ALONG SAID BANKLINE; THENCE N.00°20’15”E., A DISTANCE OF 13.24 FEET ALONG SAID BANKLINE; THENCE N.08°37’32”W., A DISTANCE OF 20.90 FEET ALONG SAID BANKLINE; THENCE N.23°58’43”W., A DISTANCE OF 22.15 FEET ALONG SAID BANKLINE; THENCE N.35°33’35”W., A DISTANCE OF 23.52 FEET ALONG SAID BANKLINE; THENCE N.25°47’37”W., A DISTANCE OF 32.15 FEET ALONG SAID BANKLINE; THENCE N.27°33’37”W., A DISTANCE OF 25.54 FEET ALONG SAID BANKLINE; THENCE N.61°40’59”W., A DISTANCE OF 31.67 FEET ALONG SAID BANKLINE; THENCE N.67°54’57”W., A DISTANCE OF 69.78 FEET ALONG SAID BANKLINE; THENCE N.75°28’20”W., A DISTANCE OF 68.07 FEET ALONG SAID BANKLINE; THENCE N.78°59’34”W., A DISTANCE OF 27.54 FEET ALONG SAID BANKLINE; THENCE N.30°12’01”W., A DISTANCE OF 49.12 FEET ALONG SAID BANKLINE; THENCE N.31°45’05”W., A DISTANCE OF 59.59 FEET ALONG SAID BANKLINE; THENCE N.33°17’17”W., A DISTANCE OF 41.77 FEET ALONG SAID BANKLINE; THENCE N.30°14’26”W., A DISTANCE OF 50.16 FEET ALONG SAID BANKLINE; THENCE N.30°11’36”W., A DISTANCE OF 58.49 FEET ALONG SAID BANKLINE; THENCE N.32°16’47”W., A DISTANCE OF 72.58 FEET ALONG SAID BANKLINE; THENCE N.45°21’02”W., A DISTANCE OF 23.22 FEET ALONG SAID BANKLINE; THENCE N.47°00’50”W., A DISTANCE OF 13.96 FEET ALONG SAID BANKLINE; THENCE N.86°55’18”W., A DISTANCE OF 12.59 FEET ALONG SAID BANKLINE; THENCE N.01°03’18”E., A DISTANCE OF 15.21 FEET ALONG SAID BANKLINE; THENCE N.28°34’20”W., A DISTANCE OF 24.48 FEET ALONG SAID BANKLINE; THENCE N.29°48’54”W., A DISTANCE OF 14.11 FEET ALONG SAID BANKLINE; THENCE N.32°54’11”W., A DISTANCE OF 20.64 FEET ALONG SAID BANKLINE; THENCE N.43°31’52”W., A DISTANCE OF 24.66 FEET ALONG SAID BANKLINE; THENCE N.41°01’49”W., A DISTANCE OF 27.60 FEET ALONG SAID BANKLINE; THENCE N.64°31’06”W., A DISTANCE OF 31.60 FEET ALONG SAID BANKLINE; THENCE N.61°16’18”W., A DISTANCE OF 27.12 FEET ALONG SAID BANKLINE; THENCE N.72°49’51”W., A DISTANCE OF 16.99 FEET ALONG SAID BANKLINE; THENCE S.81°12’50”W., A DISTANCE OF 38.79 FEET ALONG SAID BANKLINE; THENCE N.87°34’41”W., A DISTANCE OF 25.06 FEET ALONG SAID BANKLINE; THENCE N.83°02’49”W., A DISTANCE OF 29.64 FEET ALONG SAID BANKLINE; THENCE N.87°32’34”W., A DISTANCE OF 25.63 FEET ALONG SAID BANKLINE; THENCE S.17°39’58”W., A DISTANCE OF 10.21 FEET ALONG SAID BANKLINE; THENCE S.41°48’12”W., A DISTANCE OF 6.37 FEET ALONG SAID BANKLINE; THENCE N.65°28’08”W., A DISTANCE OF 6.75 FEET

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ALONG SAID BANKLINE; THENCE N.40°52’29”W., A DISTANCE OF 8.21 FEET ALONG SAID BANKLINE; THENCE N.86°51’04”W., A DISTANCE OF 12.87 FEET ALONG SAID BANKLINE; THENCE S.73°11’33”W., A DISTANCE OF 11.71 FEET ALONG SAID BANKLINE; THENCE S.68°15’02”W., A DISTANCE OF 8.61 FEET ALONG SAID BANKLINE; THENCE N.52°53’57”W., A DISTANCE OF 15.03 FEET ALONG SAID BANKLINE; THENCE N.68°20’17”W., A DISTANCE OF 16.87 FEET ALONG SAID BANKLINE; THENCE N.72°42’23”W., A DISTANCE OF 22.03 FEET ALONG SAID BANKLINE; THENCE N.45°38’10”W., A DISTANCE OF 26.94 FEET ALONG SAID BANKLINE; THENCE N.45°50’23”W., A DISTANCE OF 46.02 FEET ALONG SAID BANKLINE; THENCE N.37°14’07”W., A DISTANCE OF 51.10 FEET ALONG SAID BANKLINE; THENCE N.44°07’34”W., A DISTANCE OF 40.05 FEET ALONG SAID BANKLINE; THENCE N.57°25’15”W., A DISTANCE OF 54.67 FEET ALONG SAID BANKLINE; THENCE N.68°07’09”W., A DISTANCE OF 41.16 FEET ALONG SAID BANKLINE; THENCE N.85°14’10”W., A DISTANCE OF 22.18 FEET ALONG SAID BANKLINE; THENCE N.72°03’58”W., A DISTANCE OF 31.35 FEET ALONG SAID BANKLINE; THENCE N.29°10’04”W., A DISTANCE OF 26.22 FEET ALONG SAID BANKLINE; THENCE N.17°44’58”W., A DISTANCE OF 14.62 FEET ALONG SAID BANKLINE; THENCE N.32°02’36”W., A DISTANCE OF 15.81 FEET ALONG SAID BANKLINE; THENCE N.41°18’36”W., A DISTANCE OF 20.70 FEET ALONG SAID BANKLINE; THENCE N.53°25’25”W., A DISTANCE OF 32.96 FEET ALONG SAID BANKLINE; THENCE N.63°21’05”W., A DISTANCE OF 20.85 FEET ALONG SAID BANKLINE; THENCE N.50°23’40”W., A DISTANCE OF 28.75 FEET ALONG SAID BANKLINE; THENCE N.55°45’42”W., A DISTANCE OF 24.69 FEET ALONG SAID BANKLINE; THENCE N.60°07’26”W., A DISTANCE OF 23.12 FEET ALONG SAID BANKLINE; THENCE N.67°04’53”W., A DISTANCE OF 21.52 FEET ALONG SAID BANKLINE; THENCE N.30°23’04”W., A DISTANCE OF 26.96 FEET ALONG SAID BANKLINE; THENCE N.39°14’32”W., A DISTANCE OF 34.71 FEET ALONG SAID BANKLINE; THENCE N.43°31’15”W., A DISTANCE OF 33.42 FEET ALONG SAID BANKLINE; THENCE N.48°10’14”W., A DISTANCE OF 27.96 FEET ALONG SAID BANKLINE; THENCE N.73°13’43”W., A DISTANCE OF 24.84 FEET ALONG SAID BANKLINE; THENCE N.66°20’34”W., A DISTANCE OF 20.11 FEET ALONG SAID BANKLINE; THENCE S.65°15’23”W., A DISTANCE OF 30.59 FEET ALONG SAID BANKLINE; THENCE N.46°15’48”W., A DISTANCE OF 61.16 FEET ALONG SAID BANKLINE; THENCE N.40°15’43”W., A DISTANCE OF 37.33 FEET ALONG SAID BANKLINE; THENCE N.41°17’58”W., A DISTANCE OF 27.04 FEET ALONG SAID BANKLINE; THENCE N.32°33’53”W., A DISTANCE OF 21.03 FEET ALONG SAID BANKLINE; THENCE N.45°30’58”W., A DISTANCE OF 30.46 FEET ALONG SAID BANKLINE; THENCE N.28°31’26”W., A DISTANCE OF 11.88 FEET ALONG SAID BANKLINE; THENCE N.26°24’44”W., A DISTANCE OF 31.01 FEET ALONG SAID BANKLINE; THENCE N.31°05’40”W., A DISTANCE OF 23.31 FEET ALONG SAID BANKLINE; THENCE N.30°04’31”W., A DISTANCE OF 25.35 FEET ALONG SAID BANKLINE; THENCE N.25°14’42”W., A DISTANCE OF 25.78 FEET ALONG SAID BANKLINE; THENCE N.03°42’22”E., A DISTANCE OF 21.46 FEET ALONG SAID BANKLINE; THENCE N.50°34’04”E., A DISTANCE OF 11.22 FEET ALONG SAID BANKLINE; THENCE N.11°24’24”W., A DISTANCE OF 35.65 FEET ALONG SAID BANKLINE; THENCE N.17°01’22”E., A DISTANCE OF 35.66 FEET

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ALONG SAID BANKLINE; THENCE N.03°24’05”E., A DISTANCE OF 44.53 FEET ALONG SAID BANKLINE; THENCE N.01°29’04”E., A DISTANCE OF 65.04 FEET ALONG SAID BANKLINE; THENCE N.00°03’30”W., A DISTANCE OF 51.98 FEET ALONG SAID BANKLINE; THENCE N.06°30’02”W., A DISTANCE OF 48.10 FEET ALONG SAID BANKLINE; THENCE N.06°32’31”W., A DISTANCE OF 53.53 FEET ALONG SAID BANKLINE; THENCE N.21°24’28”W., A DISTANCE OF 58.43 FEET ALONG SAID BANKLINE; THENCE N.26°23’11”W., A DISTANCE OF 82.08 FEET ALONG SAID BANKLINE; THENCE N.08°27’21”W., A DISTANCE OF 57.54 FEET ALONG SAID BANKLINE; THENCE N.08°32’39”W., A DISTANCE OF 81.96 FEET ALONG SAID BANKLINE; THENCE N.18°43’14”W., A DISTANCE OF 37.13 FEET ALONG SAID BANKLINE; THENCE N.22°11’51”W., A DISTANCE OF 46.12 FEET ALONG SAID BANKLINE; THENCE N.34°23’42”W., A DISTANCE OF 61.23 FEET ALONG SAID BANKLINE; THENCE N.44°10’04”W., A DISTANCE OF 42.16 FEET ALONG SAID BANKLINE; THENCE N.24°32’28”W., A DISTANCE OF 41.51 FEET ALONG SAID BANKLINE; THENCE N.12°34’16”W., A DISTANCE OF 18.84 FEET ALONG SAID BANKLINE; THENCE N.19°13’09”E., A DISTANCE OF 35.51 FEET ALONG SAID BANKLINE; THENCE N.23°33’06”E., A DISTANCE OF 36.89 FEET ALONG SAID BANKLINE; THENCE N.22°18’03”E., A DISTANCE OF 42.95 FEET ALONG SAID BANKLINE; THENCE N.18°23’00”E., A DISTANCE OF 51.23 FEET ALONG SAID BANKLINE; THENCE N.13°23’25”E., A DISTANCE OF 53.86 FEET ALONG SAID BANKLINE; THENCE N.02°27’53”E., A DISTANCE OF 25.42 FEET ALONG SAID BANKLINE; THENCE N.20°53’28”E., A DISTANCE OF 40.59 FEET ALONG SAID BANKLINE; THENCE N.38°49’39”E., A DISTANCE OF 38.56 FEET ALONG SAID BANKLINE; THENCE N.31°39’05”E., A DISTANCE OF 40.69 FEET ALONG SAID BANKLINE; THENCE N.47°36’02”E., A DISTANCE OF 60.93 FEET TO A SET 1-1/4” DIAMETER IRON PIPE 50.34’ S 88°43’54” E OF TRUE POSITION ALONG SAID BANKLINE; THENCE S.88°43’54”E., A DISTANCE OF 968.48 FEET TO A SET 1-1/4” DIAMETER IRON PIPE ON THE EAST LINE OF SECTION 13, TOWNSHIP 15 SOUTH, RANGE 16 WEST, CAMERON PARISH, LOUISIANA; THENCE N.01°20’01”E., A DISTANCE OF 884.99 FEET TO A FOUND 3/4” DIAMETER IRON PIPE ALONG THE EAST LINE OF SECTION 13, TOWNSHIP 15 SOUTH, RANGE 16 WEST, CAMERON PARISH, LOUISIANA; THENCE S.88°36’02”E., A DISTANCE OF 1,254.17 FEET TO A SET 1-1/4” DIAMETER IRON PIPE; THENCE N.01°10’26”E., A DISTANCE OF 1,460.45 FEET TO A SET 1-1/4” DIAMETER IRON PIPE ON THE NORTH LINE OF SECTION 18, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; THENCE S.88°41’06”E., A DISTANCE OF 2,106.04 FEET TO A SET 1-1/4” DIAMETER IRON PIPE 100.31’ N 88°41’06” W OF TRUE POSITION ALONG THE NORTH LINE OF SECTION 18, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA TO A POINT ON THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.73°39’31”E., A DISTANCE OF 94.01 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.76°03’46”E., A DISTANCE OF 106.02 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.77°52’01”E., A DISTANCE OF 99.86 FEET ALONG

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THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.79°43’53”E., A DISTANCE OF 100.71 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.81°53’56”E., A DISTANCE OF 106.20 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.84°15’23”E., A DISTANCE OF 118.24 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.86°28’19”E., A DISTANCE OF 111.66 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.88°16’02”E., A DISTANCE OF 216.77 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.89°06’51”E., A DISTANCE OF 336.48 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.88°54’09”E., A DISTANCE OF 346.61 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.88°33’37”E., A DISTANCE OF 115.58 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.87°11’40”E., A DISTANCE OF 108.18 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82; THENCE S.84°49’32”E., A DISTANCE OF 77.14 FEET ALONG THE CENTERLINE OF THE ASPHALTIC CONCRETE TRAVELING SURFACE OF THE LOUISIANA STATE HIGHWAY NO. 82 TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED PARCEL IS SITUATED IN SECTIONS 18 AND 19, TOWNSHIP 15 SOUTH, RANGE 15 WEST, AND SECTION 13 TOWNSHIP 15 SOUTH, RANGE 16 WEST, CAMERON PARISH, LOUISIANA, IS MADE REFERENCE TO AS PARCEL “A” ON THAT PLAT OF SURVEY PREPARED BY LONNIE G. HARPER & ASSOCIATES, INC. DATED FEBRUARY 4, 2005 AND LAST REVISED FEBRUARY 24, 2005, AND CONTAINS 33,183,906.88 SQUARE FEET OR 761.7977 ACRES, MORE OR LESS.

LESS AND EXCEPT FROM PARCEL A:

COMMENCING AT NATIONAL GEODETIC SURVEY MONUMENT PATSY AZ MK THAT HAS NAD 83(1992) LOUISIANA SOUTH ZONE (1702) LAMBERT COORDINATES OF N=469,996.61FEET AND E=2,468,956.13 FEET; THENCE S.39°33’52”E., A DISTANCE OF 4,817.58 FEET TO A SET ONE AND A QUARTER INCH DIAMETER IRON PIPE; SAID POINT BEING THE POINT OF BEGINNING; THENCE N.88°43’54”W., A DISTANCE OF 833.28 FEET TO A SET ONE AND A QUARTER INCH DIAMETER IRON PIPE 50.34’ S 88°43’54” E OF TRUE POSITION; SAID POINT BEING ON THE PRESENT LEFT DESCENDING BANKLINE OF THE

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SABINE RIVER NAVIGATION CHANNEL; THENCE S.47°36’02”W., A DISTANCE OF 60.93 FEET ALONG SAID BANKLINE; THENCE S.31°39’05”W., A DISTANCE OF 40.69 FEET ALONG SAID BANKLINE; THENCE S.38°49’39”W., A DISTANCE OF 38.56 FEET ALONG SAID BANKLINE; THENCE S.20°53’28”W., A DISTANCE OF 40.59 FEET ALONG SAID BANKLINE; THENCE S.02°27’53”W., A DISTANCE OF 25.42 FEET ALONG SAID BANKLINE; THENCE S.13°23’25”W., A DISTANCE OF 53.86 FEET ALONG SAID BANKLINE; THENCE S.18°23’00”W., A DISTANCE OF 51.23 FEET ALONG SAID BANKLINE; THENCE S.22°18’03”W., A DISTANCE OF 42.95 FEET ALONG SAID BANKLINE; THENCE S.23°33’06”W., A DISTANCE OF 36.89 FEET ALONG SAID BANKLINE; THENCE S.19°13’09”W., A DISTANCE OF 35.51 FEET ALONG SAID BANKLINE; THENCE S.12°34’16”E., A DISTANCE OF 18.84 FEET ALONG SAID BANKLINE; THENCE S.24°32’28”E., A DISTANCE OF 41.51 FEET ALONG SAID BANKLINE; THENCE S.44°10’04”E., A DISTANCE OF 42.16 FEET ALONG SAID BANKLINE; THENCE S.34°23’42”E., A DISTANCE OF 61.23 FEET ALONG SAID BANKLINE; THENCE S.22°11’51”E., A DISTANCE OF 46.12 FEET ALONG SAID BANKLINE; THENCE S.18°43’14”E., A DISTANCE OF 37.13 FEET ALONG SAID BANKLINE; THENCE S.08°32’39”E., A DISTANCE OF 81.96 FEET ALONG SAID BANKLINE; THENCE S.08°27’21”E., A DISTANCE OF 57.54 FEET ALONG SAID BANKLINE; THENCE S.26°23’11”E., A DISTANCE OF 82.08 FEET ALONG SAID BANKLINE; THENCE S.21°24’28”E., A DISTANCE OF 58.43 FEET ALONG SAID BANKLINE; THENCE S.06°32’31”E., A DISTANCE OF 53.53 FEET ALONG SAID BANKLINE; THENCE S.06°30’02”E., A DISTANCE OF 48.10 FEET ALONG SAID BANKLINE; THENCE S.00°03’30”E., A DISTANCE OF 51.98 FEET ALONG SAID BANKLINE; THENCE S.01°29’04”W., A DISTANCE OF 65.04 FEET ALONG SAID BANKLINE; THENCE S.03°24’05”W., A DISTANCE OF 44.53 FEET ALONG SAID BANKLINE; THENCE S.17°01’22”W., A DISTANCE OF 35.66 FEET ALONG SAID BANKLINE; THENCE S.11°24’24”E., A DISTANCE OF 35.65 FEET ALONG SAID BANKLINE; THENCE S.50°34’04”W., A DISTANCE OF 11.22 FEET ALONG SAID BANKLINE; THENCE S.03°42’22”W., A DISTANCE OF 21.46 FEET ALONG SAID BANKLINE; THENCE S.25°14’42”E., A DISTANCE OF 25.78 FEET ALONG SAID BANKLINE; THENCE S.30°04’31”E., A DISTANCE OF 25.35 FEET ALONG SAID BANKLINE; THENCE S.31°05’40”E., A DISTANCE OF 23.31 FEET ALONG SAID BANKLINE; THENCE S.26°24’44”E., A DISTANCE OF 31.01 FEET ALONG SAID BANKLINE; THENCE S.28°31’26”E., A DISTANCE OF 11.88 FEET ALONG SAID BANKLINE; THENCE S.45°30’58”E., A DISTANCE OF 30.46 FEET ALONG SAID BANKLINE; THENCE S.32°33’53”E., A DISTANCE OF 21.03 FEET ALONG SAID BANKLINE; THENCE S.41°17’58”E., A DISTANCE OF 27.04 FEET ALONG SAID BANKLINE; THENCE S.40°15’43”E., A DISTANCE OF 37.33 FEET ALONG SAID BANKLINE; THENCE S.46°15’48”E., A DISTANCE OF 61.16 FEET ALONG SAID BANKLINE; THENCE N.65°15’23”E., A DISTANCE OF 30.59 FEET ALONG SAID BANKLINE; THENCE S.66°20’34”E., A DISTANCE OF 20.11 FEET ALONG SAID BANKLINE; THENCE S.73°13’43”E., A DISTANCE OF 24.84 FEET ALONG SAID BANKLINE; THENCE S.48°10’14”E., A DISTANCE OF 27.96 FEET ALONG SAID BANKLINE; THENCE S.43°31’15”E., A DISTANCE OF 33.42 FEET ALONG SAID BANKLINE; THENCE S.39°14’32”E., A DISTANCE OF 34.71 FEET ALONG SAID BANKLINE; THENCE S.30°23’04”E., A DISTANCE OF

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26.96 FEET ALONG SAID BANKLINE; THENCE S.67°04’53”E., A DISTANCE OF 21.52 FEET ALONG SAID BANKLINE; THENCE S.60°07’26”E., A DISTANCE OF 23.12 FEET ALONG SAID BANKLINE; THENCE S.55°45’42”E., A DISTANCE OF 24.69 FEET ALONG SAID BANKLINE; THENCE S.50°23’40”E., A DISTANCE OF 28.75 FEET ALONG SAID BANKLINE; THENCE S.63°21’05”E., A DISTANCE OF 20.85 FEET ALONG SAID BANKLINE; THENCE S.53°25’25”E., A DISTANCE OF 32.96 FEET ALONG SAID BANKLINE; THENCE S.41°18’36”E., A DISTANCE OF 20.70 FEET ALONG SAID BANKLINE; THENCE S.32°02’36”E., A DISTANCE OF 15.81 FEET ALONG SAID BANKLINE; THENCE S.17°44’58”E., A DISTANCE OF 14.62 FEET ALONG SAID BANKLINE; THENCE S.29°10’04”E., A DISTANCE OF 26.22 FEET ALONG SAID BANKLINE; THENCE S.72°03’58”E., A DISTANCE OF 31.35 FEET ALONG SAID BANKLINE; THENCE S.85°14’10”E., A DISTANCE OF 22.18 FEET ALONG SAID BANKLINE; THENCE S.68°07’09”E., A DISTANCE OF 41.16 FEET ALONG SAID BANKLINE; THENCE S.57°25’15”E., A DISTANCE OF 54.67 FEET ALONG SAID BANKLINE; THENCE S.44°07’34”E., A DISTANCE OF 40.05 FEET ALONG SAID BANKLINE; THENCE S.37°14’07”E., A DISTANCE OF 51.10 FEET ALONG SAID BANKLINE; THENCE S.45°50’23”E., A DISTANCE OF 46.02 FEET ALONG SAID BANKLINE; THENCE S.45°38’10”E., A DISTANCE OF 20.31 FEET TO A SET ONE AND A QUARTER INCH DIAMETER IRON PIPE 49.96 FEET N02°48’04”E OF TRUE POSITION; THENCE N.02°48’04”E., A DISTANCE OF 1,849.52 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED PARCEL IS SITUATED IN SECTION 13, TOWNSHIP 15 SOUTH, RANGE 16 WEST, CAMERON PARISH, LOUISIANA, IS MADE REFERENCE TO AS TRACT “B” ON THAT PLAT OF SURVEY PREPARED BY LONNIE G. HARPER & ASSOCIATES, INC. DATED APRIL 27, 2006 AND CONTAINS 1,304,468.95 SQUARE FEET OR 29.9465 ACRES.

TRACT “A”

COMMENCING AT NATIONAL GEODETIC SURVEY MONUMENT PATSYAZ MK THAT HAS NAD 83(1992) LOUISIANA SOUTH ZONE (1702) LAMBERT COORDINATES OF N=469,996.61FEET AND E=2,468,956.13 FEET; THENCE S.51°45’32”E., A DISTANCE OF 4,590.62 FEET TO A SET ONE AND A QUARTER INCH DIAMETER IRON PIPE; SAID POINT BEING THE POINT OF BEGINNING; THENCE N.35°45’31”E., A DISTANCE OF 848.45 FEET TO A SET ONE AND A QUARTER INCH DIAMETER IRON PIPE; THENCE N.04°26’02”E., A DISTANCE OF 632.85 FEET TO A SET ONE AND A QUARTER INCH DIAMETER IRON PIPE; THENCE N.42°42’54”E., A DISTANCE OF 1,026.57 FEET TO A SET ONE AND A QUARTER INCH DIAMETER IRON PIPE; THENCE S.64°09’09”E., A DISTANCE OF 1,547.44 FEET TO A SET ONE AND A QUARTER INCH DIAMETER IRON PIPE; THENCE N.88°41’06”W., A DISTANCE OF 1,731.70 FEET TO A SET ONE AND A QUARTER INCH DIAMETER IRON PIPE; THENCE S.01°10’26”W., A DISTANCE OF 1,460.45 FEET; THENCE N.88°36’02”W., A DISTANCE OF 872.84 FEET TO THE POINT OF BEGINNING.

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THE ABOVE DESCRIBED PARCEL IS SITUATED IN SECTIONS 7 AND 18, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA, IS MADE REFERENCE TO AS TRACT “A” ON THAT PLAT OF SURVEY PREPARED BY LONNIE G. HARPER & ASSOCIATES, INC. DATED APRIL 27, 2006, AND CONTAINS 1,350,998.89 SQUARE FEET OR 31.0147 ACRES.

PARCEL “B”

COMMENCING AT NATIONAL GEODETIC SURVEY MONUMENT PATSY AZ MK THAT HAS NAD 83(1992) LOUISIANA SOUTH ZONE (1702) LAMBERT COORDINATES OF N=469,996.61FEET AND E=2,468,956.13 FEET; THENCE S.79°19’35”E., A DISTANCE OF 8,687.99 FEET TO A FOUND 3” DIAMETER TRANSITE PIPE 113.95’ N 01°17’51”E OF TRUE POSITION ON THE EAST LINE OF SECTION 18, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; THENCE S.01°17’51”W., A DISTANCE OF 5,166.18 FEET TO A FOUND 1” DIAMETER IRON PIPE, BEING THE SOUTHEAST CORNER OF SECTION 18, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; THENCE S.01°17’48”W., A DISTANCE OF 1,320.82 FEET TO A FOUND 1” DIAMETER IRON PIPE, BEING THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 19, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; THENCE N.88°39’31”W., A DISTANCE OF 250.69 FEET TO A SET 1” DIAMETER IRON PIPE ALONG THE SOUTH LINE OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 19, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; SAID POINT BEING THE POINT OF BEGINNING; THENCE S.01°18’01”W., A DISTANCE OF 1,726.79 FEET TO A SET 1” DIAMETER IRON PIPE ON THE 1917 SMITH AND BALDWIN MEANDER LINE ; THENCE N.68°45’04”W., A DISTANCE OF 264.71 FEET ALONG SAID MEANDER LINE; THENCE N.80°57’34”W., A DISTANCE OF 528.00 FEET ALONG SAID MEANDER LINE; THENCE S.88°32’26”W., A DISTANCE OF 462.00 FEET ALONG SAID MEANDER LINE; THENCE N.82°27’34”W., A DISTANCE OF 435.60 FEET ALONG SAID MEANDER LINE TO A POINT ON THE LEFT DESCENDING BANKLINE OF THE SABINE RIVER; THENCE N.70°12’34”W., A DISTANCE OF 56.07 FEET ALONG SAID BANKLINE; THENCE N.51°06’21”W., A DISTANCE OF 103.04 FEET ALONG SAID BANKLINE; THENCE N.29°10’12”W., A DISTANCE OF 47.30 FEET ALONG SAID BANKLINE; THENCE N.24°56’20”W., A DISTANCE OF 49.96 FEET ALONG SAID BANKLINE; THENCE N.22°45’34”W., A DISTANCE OF 54.44 FEET ALONG SAID BANKLINE; THENCE N.19°49’12”W., A DISTANCE OF 46.15 FEET ALONG SAID BANKLINE; THENCE N.18°45’21”W., A DISTANCE OF 43.15 FEET ALONG SAID BANKLINE; THENCE N.03°22’42”W., A DISTANCE OF 41.51 FEET ALONG SAID BANKLINE; THENCE N.04°34’39”W., A DISTANCE OF 39.82 FEET ALONG SAID BANKLINE; THENCE N.14°32’45”W., A DISTANCE OF 19.99 FEET ALONG SAID BANKLINE; THENCE N.38°23’36”W., A DISTANCE OF 17.60 FEET ALONG SAID BANKLINE; THENCE N.44°39’18”W., A DISTANCE OF 78.35 FEET ALONG SAID BANKLINE; THENCE N.50°28’04”W., A DISTANCE OF 19.19 FEET ALONG SAID BANKLINE;

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THENCE N.58°42’00”W., A DISTANCE OF 26.20 FEET ALONG SAID BANKLINE; THENCE N.38°46’44”W., A DISTANCE OF 9.32 FEET ALONG SAID BANKLINE; THENCE N.63°26’22”W., A DISTANCE OF 16.86 FEET ALONG SAID BANKLINE; THENCE N.66°47’14”W., A DISTANCE OF 13.35 FEET ALONG SAID BANKLINE; THENCE N.73°44’32”W., A DISTANCE OF 15.12 FEET ALONG SAID BANKLINE; THENCE N.67°44’58”W., A DISTANCE OF 15.26 FEET ALONG SAID BANKLINE; THENCE S.85°43’57”W., A DISTANCE OF 17.09 FEET ALONG SAID BANKLINE; THENCE S.84°56’37”W., A DISTANCE OF 28.16 FEET ALONG SAID BANKLINE; THENCE N.89°58’38”W., A DISTANCE OF 37.89 FEET ALONG SAID BANKLINE; THENCE S.89°06’48”W., A DISTANCE OF 22.04 FEET ALONG SAID BANKLINE; THENCE S.84°58’36”W., A DISTANCE OF 19.92 FEET ALONG SAID BANKLINE; THENCE S.72°58’59”W., A DISTANCE OF 14.76 FEET ALONG SAID BANKLINE; THENCE S.82°41’01”W., A DISTANCE OF 15.85 FEET ALONG SAID BANKLINE; THENCE N.89°32’13”W., A DISTANCE OF 44.53 FEET ALONG SAID BANKLINE; THENCE N.84°09’59”W., A DISTANCE OF 24.87 FEET ALONG SAID BANKLINE; THENCE N.88°25’18”W., A DISTANCE OF 22.69 FEET ALONG SAID BANKLINE; THENCE S.80°30’33”W., A DISTANCE OF 20.43 FEET ALONG SAID BANKLINE; THENCE S.87°15’17”W., A DISTANCE OF 19.73 FEET ALONG SAID BANKLINE; THENCE N.78°45’23”W., A DISTANCE OF 13.37 FEET ALONG SAID BANKLINE; THENCE N.70°40’45”W., A DISTANCE OF 12.58 FEET TO A FOUND 1” DIAMETER IRON PIPE 11.70’ N.01%%D18’42”E. OF TRUE POSITION; THENCE N.01°18’42”E., A DISTANCE OF 1,033.85 FEET TO A SET 1” DIAMETER IRON PIPE, BEING THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 19, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; THENCE S.88°39’31”E., A DISTANCE OF 2,392.82 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED PARCEL IS SITUATED IN SECTION 19, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA, IS MADE REFERENCE TO AS PARCEL “B” ON THAT PLAT OF SURVEY PREPARED BY LONNIE G. HARPER & ASSOCIATES, INC. DATED FEBRUARY 4, 2005 AND LAST REVISED FEBRUARY 24, 2005, AND CONTAINS 3,516,397.00 SQUARE FEET OR 80.7254 ACRES, MORE OR LESS.

PARCEL “C”

COMMENCING AT NATIONAL GEODETIC SURVEY MONUMENT PATSY AZ MK THAT HAS NAD 83 (1992) LOUISIANA SOUTH ZONE (1702) LAMBERT COORDINATES OF N=469,996.61 FEET AND E= 2,468,956.13 FEET; THENCE S 79º19’35” E, A DISTANCE OF 8,687.99 FEET TO A FOUND 3” DIAMETER TRANSITE PIPE 113.95’ N 01º17’51” E OF TRUE POSITION ON THE EAST LINE OF SECTION 18, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; THENCE S 01º17’51” W, A DISTANCE OF 5,166.18 FEET TO A FOUND 1” DIAMETER IRON PIPE, BEING THE SOUTHEAST CORNER OF SECTION 18, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; THENCE S 01º17’48” W, A DISTANCE OF 1,320.82 FEET TO A FOUND 1”

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DIAMETER IRON PIPE, BEING THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 19, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; SAID POINT BEING THE POINT OF BEGINNING; THENCE S 01º18’01” W, A DISTANCE OF 1,747.98 FEET TO A FOUND 1” DIAMETER IRON PIPE ON THE 1917 SMITH AND BALDWIN MEANDER LINE; THENCE N 83º49’35”W, A DISTANCE OF 251.60 FEET TO A SET 1” DIAMETER IRON PIPE ALONG SAID MEANDER LINE; THENCE N 01º18’01” E, A DISTANCE OF 1,726.79 FEET TO A SET 1” DIAMETER IRON PIPE ON THE SOUTH LINE OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 19, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA; THENCE S 88º39’31” E, A DISTANCE OF 250.69 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED PARCEL IS SITUATED IN SECTION 19, TOWNSHIP 15 SOUTH, RANGE 15 WEST, CAMERON PARISH, LOUISIANA, IS MADE REFERENCE TO AS PARCEL “C” ON THAT PLAT OF SURVEY PREPARED BY LONNIE G. HARPER & ASSOCIATES DATED FEBRUARY 4, 2005 AND LAST REVISED FEBRUARY 24, 2005, AND CONTAINS 435,598.20 SQUARE FEET OR 10.0000 ACRES, MORE OR LESS.

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